Prime Fund (Formerly Daily Money Fund: Money Market Portfolio)
Pro Forma Combining Schedule of Investments as of
January 31, 1997
(Unaudited)

                                                    Principal                                     Value
                                                      Amount


               Due       Annuall     Prime Fund     Cap           Combined       Prime Fund       Cap Reserves:    Combined
               Date      ized                       Reserves:                                     Money Market
                         Yield at                   Money
                         Time of                    Market
                         Purchas
                         e

DOMESTIC
BANKERS'
ACCEPTANCES

Chase          2/10/97     5.42%     $2,152,108     $             $2,152,108     $2,149,230       $                $2,149,230
Manhattan
Bank

Chase          3/6/97    5.46                       6,002,696     6,002,696                       5,972,983        5,972,983
Manhattan
Bank

Chase          3/17/97   5.54        7,516,650                    7,516,650      7,466,397                         7,466,397
Manhattan
Bank

Chase          3/31/97   5.45        4,519,867                    4,519,867      4,480,690                         4,480,690
Manhattan
Bank

CERTIFICATES
OF DEPOSIT

    DOMESTIC
CERTIFICATES
OF DEPOSIT

Bankers        2/27/97   5.50                       5,000,000     5,000,000                       4,999,363        4,999,363
Trust
Company

Chase          3/10/97   5.77                       10,000,000    10,000,000                      10,000,000       10,000,000
Manhattan
Bank (USA)

Chase          3/11/97   5.75        20,000,000                   20,000,000     20,000,000                        20,000,000
Manhattan
Bank (USA)

Chase          7/28/97   5.55        10,000,000     5,000,000     15,000,000     10,000,000       5,000,000        15,000,000
Manhattan
Bank (USA)

CoreStates     2/10/97   5.46                       10,000,000    10,000,000                      9,997,436        9,997,436
Capital
Corp.

Mellon         3/4/97    5.82                       5,000,000     5,000,000                       5,000,000        5,000,000
Bank, N.A.

Morgan         8/12/97   5.78                       4,000,000     4,000,000                       3,998,805        3,998,805
Guaranty
Trust, NY

Morgan         8/12/97   5.80                       5,000,000     5,000,000                       4,998,166        4,998,166
Guaranty
Trust, NY

    CHICAGO
BRANCH,
YANKEE
DOLLAR,
FOREIGN
BANKS

ABN-AMR        3/10/97   5.40                       15,000,000    15,000,000                      15,000,000       15,000,000
O Bank

ABN-AMR        3/18/97   5.80        5,000,000      3,000,000     8,000,000      4,997,440        2,998,464        7,995,904
O Bank

ABN-AMR        12/23/9   5.70                       4,000,000     4,000,000                       3,998,290        3,998,290
O Bank         7

    NEW YORK
BRANCH,
YANKEE
DOLLAR,
FOREIGN
BANKS

Bank of        3/19/97   5.48        20,000,000                   20,000,000     20,000,000                        20,000,000
Scotland
Treasury
Services

Bank of        2/24/97   5.45        6,000,000      3,000,000     9,000,000      6,000,000        3,000,000        9,000,000
Tokyo -
Mitsubishi
Ltd.

Bank of        2/24/97   5.45                       3,000,000     3,000,000
Tokyo -
Mitsubishi
Ltd.

Bank of        3/3/97    5.50                       9,000,000     9,000,000                       9,000,000        9,000,000
Tokyo -
Mitsubishi
Ltd.

Bank of        3/3/97    5.50        17,000,000                   17,000,000     17,000,000                        17,000,000
Tokyo -
Mitsubishi
Ltd.

Bank of        3/20/97   5.50                       2,000,000     2,000,000                       2,000,296        2,000,296
Tokyo -
Mitsubishi
Ltd.

Bank of        5/5/97    5.60        7,000,000      4,000,000     11,000,000     7,000,000        4,000,000        11,000,000
Tokyo -
Mitsubishi
Ltd.

Banque         2/24/97   5.40        5,000,000                    5,000,000      4,999,829                         4,999,829
Nationale de
Paris

Banque         2/26/97   5.40                       2,000,000     2,000,000                       1,999,940        1,999,940
Nationale de
Paris

Banque         3/3/97    5.38        9,000,000                    9,000,000      9,000,000                         9,000,000
Nationale de
Paris

Bayerische     4/7/97    5.40                       8,000,000     8,000,000                       8,000,000        8,000,000
Landesbank
Girozentrale

Bayerische     4/22/97   5.58        18,000,000     8,000,000     26,000,000     18,000,000       8,000,000        26,000,000
Landesbank
Girozentrale

Bayerische     2/3/97    5.57                       25,000,000    25,000,000                      25,000,000       25,000,000
Vereinsbank
A.G.

Caisse         2/18/97   5.41        30,000,000     8,000,000     38,000,000     30,000,000       8,000,000        38,000,000
Nationale de
Credit
Agricole

Caisse         3/24/97   5.62        30,000,000                   30,000,000     30,000,000                        30,000,000
Nationale de
Credit
Agricole

Caisse         6/16/97   5.50                       5,000,000     5,000,000                       5,000,000        5,000,000
Nationale de
Credit
Agricole

Canadian       2/6/97    5.32        10,000,000                   10,000,000     10,000,058                        10,000,058
Imperial
Bank of
Commerce

Canadian       2/6/97    5.35        10,000,000                   10,000,000     10,000,027                        10,000,027
Imperial
Bank of
Commerce

Canadian       3/7/97    5.40        25,000,000                   25,000,000     25,000,000                        25,000,000
Imperial
Bank of
Commerce

Canadian       3/13/97   5.39        20,000,000                   20,000,000     20,000,863                        20,000,863
Imperial
Bank of
Commerce

Commerzba      3/5/97    5.38        10,000,000                   10,000,000     10,000,000                        10,000,000
nk, Germany

Den Danske     4/23/97   5.44        5,000,000                    5,000,000      5,000,000                         5,000,000
Bank A/S

Den Danske     7/28/97   5.52                       5,000,000     5,000,000                       5,001,175        5,001,175
Bank A/S

Deutsche       2/25/97   5.30        50,000,000                   50,000,000     50,000,000                        50,000,000
Bank,
Germany

Landesbank     9/5/97    6.20                       15,000,000    15,000,000                      15,000,847       15,000,847
Hessen -
Thuringen

Landesbank     9/11/97   6.11                       16,000,000    16,000,000                      15,998,142       15,998,142
Hessen -
Thuringen

National       2/24/97   5.40        9,000,000      5,000,000     14,000,000     9,000,000        5,000,000        14,000,000
Bank of
Canada

National       2/18/97   5.42                       5,000,000     5,000,000                       5,000,000        5,000,000
Westminster
Bank, PLC

National       2/19/97   5.45        25,000,000                   25,000,000     25,000,124                        25,000,124
Westminster
Bank, PLC

National       2/24/97   5.42        5,000,000                    5,000,000      4,999,995                         4,999,995
Westminster
Bank, PLC

National       3/10/97   5.43        15,000,000     15,000,000    30,000,000     15,000,000       15,000,000       30,000,000
Westminster
Bank, PLC

National       5/1/97    5.42        7,000,000      3,000,000     10,000,000     7,000,282        3,000,121        10,000,403
Westminster
Bank, PLC

Norddeutsch    2/28/97   5.55                       25,000,000    25,000,000                      25,002,861       25,002,861
e
Landesbank

Rabobank       3/19/97   5.46                       1,000,000     1,000,000                       999,984          999,984
Nederland,
N.V.

Royal Bank     8/13/97   5.80                       5,000,000     5,000,000                       4,998,157        4,998,157
of Canada

Sanwa          2/28/97   5.50        5,000,000                    5,000,000      5,000,018                         5,000,018
Bank,Ltd.

Sanwa Bank,    2/28/97   5.50        7,000,000                    7,000,000      2,000,000                         2,000,000
Ltd.

Sanwa Bank,    2/28/97   5.50                       3,000,000     3,000,000                       3,000,011        3,000,011
Ltd.

Sanwa Bank,    3/27/97   5.71        5,000,000      2,000,000     7,000,000      5,000,000        2,000,000        7,000,000
Ltd.

Societe        2/6/97    5.35        20,000,000                   20,000,000     20,000,056                        20,000,056
Generale,
France

Societe        2/7/97    5.42        15,000,000                   15,000,000     15,000,054                        15,000,054
Generale,
France

Societe        3/28/97   5.44                       1,000,000     1,000,000                       999,962          999,962
Generale,
France

Societe        4/3/97    5.43        4,000,000                    4,000,000      4,000,308                         4,000,308
Generale,
France

Societe        4/9/97    5.42        5,000,000                    5,000,000      5,000,000                         5,000,000
Generale,
France

Societe        5/22/97   5.53                       8,000,000     8,000,000                       8,000,782        8,000,782
Generale,
France

Societe        6/10/97   5.53                       5,000,000     5,000,000                       5,006,116        5,006,116
Generale,
France

Societe        7/28/97   5.55        20,000,000     18,000,000    38,000,000     20,000,000       18,000,000       38,000,000
Generale,
France

Sumitomo       2/18/97   5.49        3,000,000      1,000,000     4,000,000      3,000,010        1,000,003        4,000,013
Bank, Ltd.

Sumitomo       2/18/97   5.50        9,000,000      5,000,000     14,000,000     9,000,000        5,000,000        14,000,000
Bank, Ltd.

Sumitomo       2/24/97   5.49        3,000,000                    3,000,000      3,000,000                         3,000,000
Bank, Ltd.

Sumitomo       3/6/97    5.57        6,000,000      3,000,000     9,000,000      6,000,000        3,000,000        9,000,000
Bank, Ltd.

Sumitomo       4/3/97    5.60        5,000,000      2,000,000     7,000,000      5,000,000        2,000,000        7,000,000
Bank, Ltd.

Swiss Bank     2/3/97    5.33                       4,000,000     4,000,000                       4,000,003        4,000,003
Corp.

Swiss Bank     2/10/97   5.35        20,000,000                   20,000,000     20,000,000                        20,000,000
Corp.

Swiss Bank     2/10/97   5.35                       5,000,000     5,000,000                       5,000,000        5,000,000
Corp.

Swiss Bank     4/21/97   5.41                       13,000,000    13,000,000                      13,000,000       13,000,000
Corp.

Swiss Bank     4/23/97   5.41        25,000,000                   25,000,000     25,000,000                        25,000,000
Corp.

Swiss Bank     4/23/97   5.41                       12,000,000    12,000,000                      12,000,000       12,000,000
Corp.

Swiss Bank     5/19/97   5.40        10,000,000     25,000,000    35,000,000     10,000,000       25,000,000       35,000,000
Corp.

Swiss Bank     7/22/97   5.53                       13,000,000    13,000,000                      13,000,000       13,000,000
Corp.

Westdeutsch    2/5/97    5.35        10,000,000                   10,000,000     10,000,000                        10,000,000
e
Landesbank

Westdeutsch    2/5/97    5.40                       5,000,000     5,000,000                       5,000,000        5,000,000
e
Landesbank

Westdeutsch    2/24/97   5.32        20,000,000                   20,000,000     20,000,000                        20,000,000
e
Landesbank

Westdeutsch    3/10/97   5.40        5,000,000      3,000,000     8,000,000      5,000,000        3,000,000        8,000,000
e
Landesbank

Westdeutsch    4/9/97    5.45        8,000,000      4,000,000     12,000,000     8,000,000        4,000,000        12,000,000
e
Landesbank

Westdeutsch    4/21/97   5.50                       3,000,000     3,000,000                       3,000,000        3,000,000
e
Landesbank

Westpac        3/10/97   5.76        25,000,000                   25,000,000     25,000,000                        25,000,000
Banking
Corp.

Westpac        3/19/97   5.48        15,000,000                   15,000,000     15,000,000                        15,000,000
Banking
Corp.

Westpac        3/31/97   5.48        10,000,000                   10,000,000     10,000,000                        10,000,000
Capital
Corp.

    PORTLAND
BRANCH,
YANKEE
DOLLAR,
FOREIGN
BANKS

Bank of        3/17/97   5.47        10,000,000                   10,000,000     10,000,000                        10,000,000
Nova Scotia

    SAN
FRANCISCO
BRANCH,
YANKEE
DOLLAR,
FOREIGN
BANKS

Banque         2/3/97    5.62        50,000,000                   50,000,000     49,999,930                        49,999,930
Nationale de
Paris

    LONDON
BRANCH,
EURODOLLAR,
DOMESTIC
BANKS

Abbey          2/14/97   5.40        6,000,000      3,000,000     9,000,000      5,999,921        2,999,961        8,999,882
National,
Treasury
Services

Abbey          2/18/97   5.42        10,000,000     4,000,000     14,000,000     10,000,000       4,000,000        14,000,000
National,
Treasury
Services

Abbey          2/28/97   5.40        5,000,000      2,000,000     7,000,000      4,999,765        1,999,906        6,999,671
National,
Treasury
Services

Abbey          3/17/97   5.43        22,000,000     20,000,000    42,000,000     22,000,000       20,000,000       42,000,000
National,
Treasury
Services

Abbey          4/16/97   5.50        10,000,000     5,000,000     15,000,000     9,998,957        4,999,478        14,998,435
National,
Treasury
Services

Abbey          4/24/97   5.42        25,000,000                   25,000,000     24,999,862                        24,999,862
National,
Treasury
Services

Abbey          6/10/97   5.51                       10,000,000    10,000,000                      10,011,784       10,011,784
National,
Treasury
Services

ABN-AMR        3/27/97   5.60                       35,000,000    35,000,000                      35,000,511       35,000,511
O Bank

Banco          3/6/97    5.40                       4,000,000     4,000,000                       3,999,908        3,999,908
Bilbao
Vizcaya,
S.A.

Banco          4/21/97   5.42        3,000,000                    3,000,000      3,000,114                         3,000,114
Bilbao
Vizcaya,
S.A.

Banco          4/30/97   5.43        6,000,000                    6,000,000      6,000,144                         6,000,144
Bilbao
Vizcaya,
S.A.

Bank of        3/6/97    5.40                       10,000,000    10,000,000                      10,000,000       10,000,000
Nova Scotia

Bank of        2/18/97   5.46        6,000,000      3,000,000     9,000,000      5,999,991        2,999,995        8,999,986
Tokyo -
Mitsubishi
Ltd.

Bank of        2/25/97   5.46        5,000,000      3,000,000     8,000,000      5,000,000        3,000,000        8,000,000
Tokyo -
Mitsubishi
Ltd.

Bank of        3/3/97    5.48        7,000,000      4,000,000     11,000,000     7,000,058        4,000,033        11,000,091
Tokyo -
Mitsubishi
Ltd.

Banque         2/13/97   5.56                       5,500,000     5,500,000                       5,500,032        5,500,032
Nationale de
Paris

Banque         3/21/97   5.45                       2,000,000     2,000,000                       2,000,605        2,000,605
Nationale de
Paris

Bayerische     3/10/97   5.80                       4,000,000     4,000,000                       4,000,000        4,000,000
Hypotheken
-und
Weschel

Bayerische     2/28/97   5.37        5,000,000                    5,000,000      4,998,081                         4,998,081
Landesbank
Girozentrale

Bayerische     7/7/97    5.56                       6,000,000     6,000,000                       5,998,662        5,998,662
Landesbank
Girozentrale

Bayerische     7/29/97   5.51        15,000,000                   15,000,000     15,003,548                        15,003,548
Landesbank
Girozentrale

Bayerische     3/3/97    5.38        13,000,000                   13,000,000     13,000,090                        13,000,090
Vereinsbank
A.G.

Bayerische     3/10/97   5.80        8,000,000                    8,000,000      8,000,000                         8,000,000
Vereinsbank
A.G.

Bayerische     3/11/97   5.42                       7,000,000     7,000,000                       7,000,073        7,000,073
Vereinsbank
A.G.

Canadian       3/18/97   5.50        5,000,000                    5,000,000      4,999,620                         4,999,620
Imperial
Bank of
Commerce

Canadian       3/19/97   5.45        5,000,000      2,000,000     7,000,000      5,000,000        2,000,000        7,000,000
Imperial
Bank of
Commerce

Kredietbank,   2/12/97   5.40        15,000,000                   15,000,000     14,999,821                        14,999,821
NV

Kredietbank,   3/3/97    5.39        20,000,000                   20,000,000     19,999,960                        19,999,960
NV

Morgan         3/27/97   5.45        7,000,000                    7,000,000      7,001,424                         7,001,424
Guaranty
Trust, NY

National       4/22/97   5.41        5,000,000                    5,000,000      5,000,054                         5,000,054
Westminster
Bank, PLC

Societe        7/18/97   5.55        15,000,000                   15,000,000     15,000,097                        15,000,097
Generale,
France

Sumitomo       2/21/97   5.49        5,000,000      2,000,000     7,000,000      5,000,027        2,000,011        7,000,038
Bank, Ltd.

Toronto-Do     3/5/97    5.38        25,000,000                   25,000,000     25,000,000                        25,000,000
minion Bank

Westdeutsch    4/7/97    5.41        10,000,000                   10,000,000     10,000,075                        10,000,075
e
Landesbank

Westdeutsch    4/7/97    5.40                       5,000,000     5,000,000                       5,000,089        5,000,089
e
Landesbank

Westpac        3/24/97   5.52                       5,000,000     5,000,000                       5,001,403        5,001,403
Banking
Corp.

COMMERCIAL
PAPER

A.H. Robins    2/27/97   5.40                       1,000,000     1,000,000                       996,151          996,151
Company,
Inc.

Abbey          3/10/97   5.76                       4,000,000     4,000,000                       3,976,978        3,976,978
National,
North
America

ABN-AMR        2/28/97   5.68                       12,800,000    12,800,000                      12,746,912       12,746,912
O North
America
Finance, Inc.

ABN-AMR        3/6/97    5.47        10,000,000                   10,000,000     9,950,408                         9,950,408
O North
America
Finance, Inc.

ABN-AMR        3/6/97    5.68        10,541,000                   10,541,000     10,487,566                        10,487,566
O North
America
Finance, Inc.

American       3/19/97   5.37                       50,000,000    50,000,000                      49,662,666       49,662,666
Express
Credit Corp.

American       2/5/97    5.38                       2,108,000     2,108,000                       2,106,744        2,106,744
Home
Products

American       2/24/97   5.40                       5,000,000     5,000,000                       4,982,990        4,982,990
Home
Products

Asset          2/18/97   5.43        4,000,000      5,000,000     9,000,000      3,989,857        4,987,321        8,977,178
Securitizatio
n Coop.
Corp.

Asset          2/18/97   5.44                       3,000,000     3,000,000                       2,992,365        2,992,365
Securitizatio
n Coop.
Corp.

Asset          2/25/97   5.45        5,000,000                    5,000,000      4,982,033                         4,982,033
Securitizatio
n Coop.
Corp.

Asset          2/25/97   5.56        6,000,000      25,000,000    31,000,000     5,978,000        24,908,333       30,886,333
Securitizatio
n Coop.
Corp.

Asset          2/26/97   5.44                       1,000,000     1,000,000                       996,264          996,264
Securitizatio
n Coop.
Corp.

Asset          2/27/97   5.42        3,000,000                    3,000,000      2,988,408                         2,988,408
Securitizatio
n Coop.
Corp.

Associates     2/20/97   5.38        15,000,000                   15,000,000     14,958,002                        14,958,002
Corp. of
North
America

Associates     3/5/97    5.40                       25,000,000    25,000,000                      24,881,555       24,881,555
Corp. of
North
America

Associates     3/24/97   5.49        10,000,000                   10,000,000     9,923,358                         9,923,358
Corp. of
North
America

Associates     4/2/97    5.50                       10,000,000    10,000,000                      9,909,750        9,909,750
Corp. of
North
America

Associates     4/3/97    5.50        15,000,000                   15,000,000     14,862,369                        14,862,369
Corp. of
North
America

Australian     2/18/97   5.50        8,000,000                    8,000,000      7,979,411                         7,979,411
Wheat
Board

AVCO           2/10/97   5.39                       10,000,000    10,000,000                      9,986,725        9,986,725
Financial
Services

Bank of        2/21/97   5.36        50,000,000                   50,000,000     49,853,056                        49,853,056
Nova Scotia

Bank of        3/17/97   5.40                       5,000,000     5,000,000                       4,967,489        4,967,489
Nova Scotia

Bank of        2/25/97   5.75        2,000,000                    2,000,000      1,992,533                         1,992,533
Scotland
Treasury
Services

Bayerische     2/18/97   5.42                       5,000,000     5,000,000                       4,987,439        4,987,439
Vereinsbank
A.G.

Bear Stearns   2/14/97   5.41        5,000,000      3,000,000     8,000,000      4,990,340        2,994,204        7,984,544
Cos., Inc.

Bear Stearns   2/26/97   5.38                       4,000,000     4,000,000                       3,985,264        3,985,264
Cos., Inc.

Bear Stearns   3/19/97   5.47        15,000,000                   15,000,000     14,896,500                        14,896,500
Cos., Inc.

Bear Stearns   3/24/97   5.49        20,000,000                   20,000,000     19,846,433                        19,846,433
Cos., Inc.

Beneficial     3/17/97   5.48        5,000,000      5,000,000     10,000,000     4,966,939        4,966,939        9,933,878
Corp.

Beneficial     3/18/97   5.46        25,000,000                   25,000,000     24,831,563                        24,831,563
Corp.

BHF            2/19/97   5.50                       4,000,000     4,000,000                       3,989,100        3,989,100
Finance
(Delaware),
Inc.

BP America,    2/13/97   5.32                       2,000,000     2,000,000                       1,996,467        1,996,467
Inc.

Caisse         2/24/97   5.42        25,000,000     10,000,000    35,000,000     24,915,028       9,966,011        34,881,039
d'Amortisse
ment de la
Dette
Sociale

Caisse         2/24/97   5.42                       5,000,000     5,000,000                       4,983,005        4,983,005
d'Amortisse
ment de la
Dette
Sociale

Caisse         2/24/97   5.43                       5,000,000     5,000,000                       4,982,973        4,982,973
d'Amortisse
ment de la
Dette
Sociale

Caisse         2/28/97   5.75                       11,000,000    11,000,000                      10,953,800       10,953,800
d'Amortisse
ment de la
Dette
Sociale

Caisse         6/3/97    6.01                       10,000,000    10,000,000                      9,805,139        9,805,139
d'Amortisse
ment de la
Dette
Sociale

Caisse des     2/19/97   5.41        5,000,000      2,000,000     7,000,000      4,986,700        1,994,680        6,981,380
Depots et
Consignatio
ns

Caisse des     3/13/97   5.47        30,000,000                   30,000,000     29,820,000                        29,820,000
Depots et
Consignatio
ns

Caisse des     3/25/97   5.40        1,299,000                    1,299,000      1,288,971                         1,288,971
Depots et
Consignatio
ns

Chase          4/15/97   5.48                       10,000,000    10,000,000                      9,890,500        9,890,500
Manhattan
Corp.

Cheltenham     2/28/97   5.41                       10,000,000    10,000,000                      9,960,100        9,960,100
&
Gloucester
PLC

Cheltenham     3/11/97   5.47                       5,000,000     5,000,000                       4,971,764        4,971,764
&
Gloucester
PLC

Chrysler       2/24/97   5.60                       5,000,000     5,000,000                       4,982,303        4,982,303
Financial
Corporation

Chrysler       3/11/97   5.48                       3,000,000     3,000,000                       2,982,773        2,982,773
Financial
Corporation

Chrysler       3/12/97   5.49                       2,000,000     2,000,000                       1,988,191        1,988,191
Financial
Corporation

CIESCO,        2/20/97   5.33                       10,000,000    10,000,000                      9,972,028        9,972,028
L.P.

CIESCO,        3/6/97    5.34        32,000,000                   32,000,000     31,844,533                        31,844,533
L.P.

CIT Group      3/17/97   5.48        17,000,000     10,000,000    27,000,000     16,887,592       9,933,878        26,821,470
Holdings,
Inc.

Citibank       2/6/97    5.41                       1,000,000     1,000,000                       999,258          999,258
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Citibank       2/13/97   5.40                       7,000,000     7,000,000                       6,987,540        6,987,540
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Citibank       2/20/97   5.38                       3,000,000     3,000,000                       2,991,529        2,991,529
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Citibank       2/20/97   5.42                       2,000,000     2,000,000                       1,994,364        1,994,364
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Citibank       2/21/97   5.40                       5,050,000     5,050,000                       5,035,047        5,035,047
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Citibank       2/26/97   5.51        4,000,000                    4,000,000      3,984,861                         3,984,861
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Citibank       3/7/97    5.38        5,000,000                    5,000,000      4,974,736                         4,974,736
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Citibank       3/12/97   5.47        5,000,000                    5,000,000      4,970,750                         4,970,750
Credit Card
Master Trust
I (Dakota
Certificate
Program)

Commercial     2/25/97   5.52        24,000,000                   24,000,000     23,912,480                        23,912,480
Credit Co.

Commercial     2/26/97   5.52                       5,000,000     5,000,000                       4,981,007        4,981,007
Credit Co.

CoreStates     2/10/97   5.43                       5,000,000     5,000,000                       5,000,000        5,000,000
Capital
Corp.

Den Danske     2/18/97   5.34        50,000,000                   50,000,000     49,874,625                        49,874,625
Corp., Inc.

Den Danske     2/18/97   5.45                       10,000,000    10,000,000                      9,974,524        9,974,524
Corp., Inc.

Den Danske     4/15/97   5.43                       3,000,000     3,000,000                       2,967,454        2,967,454
Corp., Inc.

Eiger Capital  2/18/97   5.37        3,392,000                    3,392,000      3,383,447                         3,383,447
Corp.

Eiger Capital  3/19/97   5.40        25,000,000     25,000,000    50,000,000     24,829,097       24,829,097       49,658,194
Corp.

Electronic     2/14/97   5.58        9,000,000      5,000,000     14,000,000     8,982,028        4,990,015        13,972,043
Data
Systems

Enterprise     2/7/97    5.50        6,519,000                    6,519,000      6,513,089                         6,513,089
Funding
Corp.

Enterprise     2/19/97   5.43        4,000,000                    4,000,000      3,989,260                         3,989,260
Funding
Corp.

Enterprise     2/19/97   5.43                       2,000,000     2,000,000                       1,994,630        1,994,630
Funding
Corp.

Enterprise     2/20/97   5.49                       5,000,000     5,000,000                       4,985,671        4,985,671
Funding
Corp.

Enterprise     2/21/97   5.55        4,038,000                    4,038,000      4,025,662                         4,025,662
Funding
Corp.

Enterprise     2/24/97   5.46        10,014,000     2,000,000     12,014,000     9,979,452        1,993,100        11,972,552
Funding
Corp.

Enterprise     2/25/97   5.49        3,000,000                    3,000,000      2,989,140                         2,989,140
Funding
Corp.

Enterprise     2/27/97   5.40        5,000,000                    5,000,000      4,980,789                         4,980,789
Funding
Corp.

Fina Oil and   2/24/97   5.56                       10,000,000    10,000,000                      9,964,861        9,964,861
Chemical
Company

Ford Motor     2/24/97   5.33        50,000,000                   50,000,000     49,830,694                        49,830,694
Credit Corp.

Ford Motor     3/10/97   5.38        25,000,000                   25,000,000     24,863,819                        24,863,819
Credit Corp.

Ford Motor     3/11/97   5.38                       25,000,000    25,000,000                      24,860,139       24,860,139
Credit Corp.

Ford Motor     3/17/97   5.66                       10,000,000    10,000,000                      9,932,778        9,932,778
Credit Corp.

Ford Motor     7/28/97   5.51        20,000,000                   20,000,000     19,472,933                        19,472,933
Credit Corp.

General        2/18/97   5.42        30,000,000                   30,000,000     29,924,633                        29,924,633
Electric
Capital
Corp.

General        2/19/97   5.42                       15,000,000    15,000,000                      14,960,100       14,960,100
Electric
Capital
Corp.

General        3/6/97    5.53                       3,000,000     3,000,000                       2,984,957        2,984,957
Electric
Capital
Corp.

General        3/12/97   5.76        17,000,000     7,000,000     24,000,000     16,896,867       6,957,533        23,854,400
Electric
Capital
Corp.

General        3/18/97   5.39                       15,000,000    15,000,000                      14,900,813       14,900,813
Electric
Capital
Corp.

General        5/6/97    5.42        40,000,000                   40,000,000     39,449,578                        39,449,578
Electric
Capital
Corp.

General        5/28/97   5.45        25,000,000                   25,000,000     24,569,028                        24,569,028
Electric
Capital
Corp.

General        5/28/97   5.44                       15,000,000    15,000,000                      14,743,833       14,743,833
Electric
Capital
Corp.

General        7/28/97   5.52                       12,000,000    12,000,000                      11,683,170       11,683,170
Electric
Capital
Corp.

General        7/29/97   5.52        10,000,000                   10,000,000     9,734,483                         9,734,483
Electric
Capital
Corp.

General        3/3/97    5.37        6,000,000      3,000,000     9,000,000      5,973,500        2,986,750        8,960,250
Electric Co

General        2/20/97   5.70                       3,000,000     3,000,000                       2,991,220        2,991,220
Motors
Acceptance
Corp.

General        2/24/97   5.71                       3,000,000     3,000,000                       2,989,362        2,989,362
Motors
Acceptance
Corp.

General        2/25/97   5.71                       5,000,000     5,000,000                       4,981,500        4,981,500
Motors
Acceptance
Corp.

General        3/3/97    5.45                       10,000,000    10,000,000                      9,955,250        9,955,250
Motors
Acceptance
Corp.

General        3/31/97   5.70                       5,000,000     5,000,000                       4,955,372        4,955,372
Motors
Acceptance
Corp.

General        4/14/97   5.63                       5,000,000     5,000,000                       4,945,250        4,945,250
Motors
Acceptance
Corp.

General        4/15/97   5.63                       3,000,000     3,000,000                       2,966,694        2,966,694
Motors
Acceptance
Corp.

General        5/7/97    5.51                       7,000,000     7,000,000                       6,900,989        6,900,989
Motors
Acceptance
Corp.

General        6/23/97   5.62                       10,000,000    10,000,000                      9,784,436        9,784,436
Motors
Acceptance
Corp.

General        6/25/97   5.62                       5,000,000     5,000,000                       4,890,600        4,890,600
Motors
Acceptance
Corp.

Generale       4/10/97   5.44                       6,000,000     6,000,000                       5,939,707        5,939,707
Bank

Generale       6/19/97   5.53                       10,000,000    10,000,000                      9,793,767        9,793,767
Bank

Generale       7/30/97   5.53                       5,000,000     5,000,000                       4,866,247        4,866,247
Bank

Glaxo          2/5/97    5.37                       1,683,000     1,683,000                       1,682,000        1,682,000
Wellcome,
PLC

Goldman        4/29/97   5.50                       10,000,000    10,000,000                      9,870,709        9,870,709
Sachs
Group, L.P.
(The)

Goldman        5/12/97   5.45        16,000,000     8,000,000     24,000,000     15,764,444       7,882,222        23,646,666
Sachs
Group, L.P.
(The)

GTE Corp.      2/3/97    5.37                       3,000,000     3,000,000                       2,999,107        2,999,107

GTE Corp.      2/13/97   5.40                       4,000,000     4,000,000                       3,992,840        3,992,840

Halifax        3/13/97   5.40                       5,000,000     5,000,000                       4,970,556        4,970,556
Building
Society

Household      2/19/97   5.38                       6,000,000     6,000,000                       5,984,070        5,984,070
Finance
Corp.

IBM Credit     3/3/97    5.39                       2,000,000     2,000,000                       1,991,167        1,991,167
Corp.

IBM Credit     3/12/97   5.38                       3,000,000     3,000,000                       2,982,775        2,982,775
Corp.

J.C. Penney    2/10/97   5.50                       1,000,000     1,000,000                       998,637          998,637
Funding
Corp.

J.C. Penney    2/13/97   5.50                       1,000,000     1,000,000                       998,183          998,183
Funding
Corp.

Matterhorn     2/18/97   5.40                       3,363,000     3,363,000                       3,354,472        3,354,472
Capital
Corp.

MCI            2/20/97   5.34        5,000,000      10,000,000    15,000,000     4,985,961        9,971,922        14,957,883
Communicat
ions Corp.

Merrill        2/4/97    5.43        20,000,000                   20,000,000     19,991,092                        19,991,092
Lynch &
Co., Inc.

Merrill        3/11/97   5.76        9,000,000      3,000,000     12,000,000     8,946,800        2,982,267        11,929,067
Lynch &
Co., Inc.

Merrill        3/12/97   5.68        4,000,000      2,000,000     6,000,000      3,976,058        1,988,029        5,964,087
Lynch &
Co., Inc.

Merrill        5/15/97   5.44                       10,000,000    10,000,000                      9,848,361        9,848,361
Lynch &
Co., Inc.

Merrill        7/28/97   5.54                       10,000,000    10,000,000                      9,734,992        9,734,992
Lynch &
Co., Inc.

Morgan         2/4/97    5.40        9,000,000      3,000,000     12,000,000     8,996,010        2,998,670        11,994,680
Stanley
Group, Inc.

Morgan         2/10/97   5.40        17,000,000     5,000,000     22,000,000     16,977,391       4,993,350        21,970,741
Stanley
Group, Inc.

Morgan         2/10/97   5.40                       3,000,000     3,000,000                       2,996,010        2,996,010
Stanley
Group, Inc.

National       3/13/97   5.60                       5,000,000     5,000,000                       4,969,888        4,969,888
Australia
Funding,
Inc.

Nationwide     2/25/97   5.45                       1,000,000     1,000,000                       996,433          996,433
Building
Society

Nationwide     2/27/97   5.35                       4,300,000     4,300,000                       4,283,478        4,283,478
Building
Society

Nationwide     3/6/97    5.40                       10,000,000    10,000,000                      9,951,188        9,951,188
Building
Society

New Center     2/19/97   5.63                       3,000,000     3,000,000                       2,991,780        2,991,780
Asset Trust

New Center     3/11/97   5.79        3,000,000                    3,000,000      2,982,188                         2,982,188
Asset Trust

New Center     3/17/97   5.39        7,000,000      4,000,000     11,000,000     6,954,656        3,974,089        10,928,745
Asset Trust

Norwest        3/12/97   5.39                       5,000,000     5,000,000                       4,971,292        4,971,292
Financial

PG&E           2/19/97   5.36                       2,500,000     2,500,000                       2,493,338        2,493,338

PHH Corp.      2/6/97    5.43        3,000,000      1,000,000     4,000,000      2,997,763        999,255          3,997,018

PHH Corp.      2/7/97    5.43        3,000,000      1,000,000     4,000,000      2,997,315        999,104          3,996,419

PHH Corp.      2/14/97   5.51                       5,000,000     5,000,000                       4,990,160        4,990,160

PHH Corp.      2/20/97   5.37                       2,990,000     2,990,000                       2,981,557        2,981,557

Preferred      2/7/97    5.37        7,000,000      4,000,000     11,000,000     6,993,758        3,996,433        10,990,191
Receivables
Funding
Corp.

Preferred      2/20/97   5.55        10,000,000                   10,000,000     9,970,972                         9,970,972
Receivables
Funding
Corp.

Preferred      2/20/97   5.67                       2,100,000     2,100,000                       2,093,771        2,093,771
Receivables
Funding
Corp.

Preferred      2/25/97   5.53        5,000,000      3,000,000     8,000,000      4,981,767        2,989,060        7,970,827
Receivables
Funding
Corp.

SBC Finance    3/11/97   5.76        20,000,000                   20,000,000     19,881,778                        19,881,778
(DE), Inc.

Sears          3/14/97   5.44                       15,000,000    15,000,000                      14,908,007       14,908,007
Roebuck
Acceptance
Corp.

Southern       3/12/97   5.40                       2,000,000     2,000,000                       1,988,409        1,988,409
Company
Group

Southern       4/7/97    5.44                       3,000,000     3,000,000                       2,970,913        2,970,913
Company
Group

Textron, Inc.  2/10/97   5.53                       2,000,000     2,000,000                       1,997,250        1,997,250

Textron, Inc.  2/12/97   5.50                       2,000,000     2,000,000                       1,996,658        1,996,658

Textron, Inc.  3/4/97    5.50                       1,000,000     1,000,000                       995,290          995,290

Toronto        3/5/97    5.80        11,000,000                   11,000,000     10,944,853                        10,944,853
Dominion
Holdings
USA, Inc.

Unifunding,    2/7/97    5.73                       3,500,000     3,500,000                       3,496,674        3,496,674
Inc.

Unifunding,    3/6/97    5.41        5,000,000      4,000,000     9,000,000      4,975,433        3,980,347        8,955,780
Inc.

Unifunding,    4/28/97   5.43        5,000,000      3,000,000     8,000,000      4,936,097        2,961,658        7,897,755
Inc.

Westpac        3/13/97   5.70                       10,000,000    10,000,000                      9,938,444        9,938,444
Capital
Corp.

FEDERAL
AGENCIES

Federal        3/4/97    5.40        10,000,000     5,000,000     15,000,000     9,992,703        4,996,351        14,989,054
Home Loan
Bank -
Agency
Coupons

Federal        2/3/97    5.40        10,000,000                   10,000,000     9,996,967                         9,996,967
Home Loan
Bank -
Discount
Notes

Federal        2/4/97    5.30        25,000,000                   25,000,000     24,989,104                        24,989,104
Home Loan
Mortgage
Corp. -
Discount
Notes

Federal        2/7/97    5.31        22,765,000                   22,765,000     22,745,043                        22,745,043
Home Loan
Mortgage
Corp. -
Discount
Notes

Federal        2/14/97   5.3         30,000,000                   30,000,000     29,943,341                        29,943,341
Home Loan
Mortgage
Corp. -
Discount
Notes

Federal        2/24/97   5.34        50,000,000                   50,000,000     49,832,292                        49,832,292
Home Loan
Mortgage
Corp. -
Discount
Notes

Federal        2/26/97   5.46        40,000,000                   40,000,000     39,849,722                        39,849,722
Home Loan
Mortgage
Corp. -
Discount
Notes

Federal        3/7/97    5.31        20,000,000                   20,000,000     19,901,400                        19,901,400
Home Loan
Mortgage
Corp. -
Discount
Notes

Federal        3/21/97   5.43        48,323,000                   48,323,000     47,977,007                        47,977,007
Home Loan
Mortgage
Corp. -
Discount
Notes

Federal        2/1/97    5.40        25,000,000                   25,000,000     24,992,043                        24,992,043
National
Mortgage
Assoc. -
Agency
Coupons

Federal        2/2/97    5.45        50,000,000                   50,000,000     49,990,426                        49,990,426
National
Mortgage
Assoc. -
Agency
Coupons

Federal        2/3/97    5.42                       25,000,000    25,000,000                      24,986,863       24,986,863
National
Mortgage
Assoc. -
Agency
Coupons

Federal        2/4/97    5.30        10,000,000                   10,000,000     9,994,255                         9,994,255
National
Mortgage
Assoc. -
Agency
Coupons

Federal        3/9/97    5.40        35,000,000     30,000,000    65,000,000     34,974,055       29,977,761       64,951,816
National
Mortgage
Assoc. -
Agency
Coupons

Federal        3/13/97   5.43        25,000,000     10,000,000    35,000,000     24,983,585       9,993,434        34,977,019
National
Mortgage
Assoc. -
Agency
Coupons

Federal        2/4/97    5.30        30,000,000                   30,000,000     29,986,925                        29,986,925
National
Mortgage
Assoc. -
Discount
Notes

Federal        2/10/97   5.29        25,160,000                   25,160,000     25,127,103                        25,127,103
National
Mortgage
Assoc. -
Discount
Notes

Federal        4/3/97    5.32        58,000,000                   58,000,000     57,488,956                        57,488,956
National
Mortgage
Assoc. -
Discount
Notes

BANK NOTES

CoreStates     2/28/97   5.41                       25,000,000    25,000,000                      25,000,000       25,000,000
Capital
Corp.

First          3/6/97    5.44                       13,000,000    13,000,000                      13,000,000       13,000,000
National
Bank of
Boston

First of       6/4/97    5.44                       5,000,000     5,000,000                       4,999,321        4,999,321
America
Bank -
Michigan

Key Bank of    2/3/97    5.21                       6,000,000     6,000,000                       5,997,986        5,997,986
New York

Morgan         2/14/97   5.45        104,000,000                  104,000,000    103,940,594                       103,940,594
Guaranty
Trust, NY

Wachovia       2/3/97    5.38        10,000,000                   10,000,000     10,000,003                        10,000,003
Bank of
North
Carolina,
NA

MASTER
NOTES

Goldman        2/8/97    5.50                       7,000,000     7,000,000                       7,000,000        7,000,000
Sachs
Group, L.P.
(The)

J.P. Morgan    2/7/97    5.49                       10,000,000    10,000,000                      10,000,000       10,000,000
Securities

Norwest        2/1/97    5.46                       7,000,000     7,000,000                       7,000,000        7,000,000
Corp.

Norwest        2/3/97    5.44                       7,000,000     7,000,000                       7,000,000        7,000,000
Corp.

MEDIUM-TE
RM NOTES

Exxon          2/3/97    5.79        18,100,000                   18,100,000     18,100,000                        18,100,000
Shipping Co.

Exxon          2/3/97    5.82        25,000,000                   25,000,000     25,000,000                        25,000,000
Shipping Co.

General        2/1/97    5.50                       6,000,000     6,000,000                       6,000,000        6,000,000
Motors
Acceptance
Corp.

General        2/13/97   5.41                       3,000,000     3,000,000                       2,999,934        2,999,934
Motors
Acceptance
Corp.

Merrill        2/18/97   5.45                       5,000,000     5,000,000                       4,999,465        4,999,465
Lynch &
Co., Inc.

Norwest        4/22/97   5.55                       8,000,000     8,000,000                       8,000,000        8,000,000
Corp.

SHORT-TERM
NOTES

CSA            2/7/97    5.49        22,000,000                   22,000,000     22,000,000                        22,000,000
Funding - B

CSA            2/7/97    5.49        23,000,000                   23,000,000     23,000,000                        23,000,000
Funding - C

Liquid Asset   2/3/97    5.53                       8,000,000     8,000,000                       8,000,000        8,000,000
Backed
Securities
Trust
(1996-2)

SMM Trust      2/28/97   5.49                       10,000,000    10,000,000                      10,000,000       10,000,000
(1996-I)

SMM Trust      2/18/97   5.51                       7,500,000     7,500,000                       7,500,000        7,500,000
(1996-P)

TIME
DEPOSITS

Sumitomo       2/24/97   5.50                       10,000,000    10,000,000                      10,000,000       10,000,000
Bank, Ltd.

                                      Maturity
                                     Amount

                                                                  Combined
                                     DMF:                         DMF:MMkt
                                     Money          Cap           &
                                     Market         Reserves:     CapRes:MM
                                                    Money         kt
                                                    Market

REPURCHASE
AGREEMENTS

In a joint
trading
account:

    (U.S.
Treasury
Obligations)

        dated                                       9,189,249     9,189,249                       9,185,000        9,185,000
1/31/97 due
2/3/97 at
5.55%

        dated                                       17,119,949    17,119,949                      17,112,000       17,112,000
1/31/97 due
2/3/97 at
5.57%

    (U.S.
Government
Obligations)

        dated                        17,210,986                   17,210,986     17,203,000                        17,203,000
1/31/97 due
2/3/97 at
5.57%

               TOTAL                                                             2,535,684,331    1,491,414,653    4,027,098,984
               INVES
               TMENT
               S



PRIME FUND (FORMERLY DAILY MONEY FUND: MONEY MARKET PORTFOLIO)
CAPITAL RESERVES : MONEY MARKET PORTFOLIO
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES AS OF
1/31/97
(UNAUDITED)

                                                                  CAP RESERVES:                    PRO-FORMA     PRO-FORMA

                                                PRIME FUND        MONEY           COMBINED         ADJUSTMENTS   COMBINED
                                                                  MARKET

ASSETS

Investment in securities, at value

  - See accompanying schedule                   $2,535,684,331    $1,491,414,65   $4,027,098,984                 $4,027,098,984
                                                                  3

Interest receivable                             11,484,565        8,836,047       20,320,612                     20,320,612

     TOTAL ASSETS                               2,547,168,896     1,500,250,700   4,047,419,596    0             4,047,419,596



LIABILITIES

Payable for investments purchased               $12,000,000       $13,000,000     $25,000,000                    $25,000,000

Share transactions in process                   4,859,633         3,632,097       8,491,730                      8,491,730

Distributions payable                           614,874           235,224         850,098                        850,098

Accrued management fee                          896,191           478,325         1,374,516                      1,374,516

Other payables and accrued expenses             566,326           782,639         1,348,965                      1,348,965

     TOTAL LIABILITIES                          18,937,024        18,128,285      37,065,309       0             37,065,309

NET ASSETS                                      $2,528,231,872    $1,482,122,41   $4,010,354,287   0             $4,010,354,287
                                                                  5

Net Assets consist of :

Paid in capital                                 $2,528,996,656    $1,482,132,80   $4,011,129,457                 $4,011,129,457
                                                                  1

Accumulated undistributed net realized

     gain (loss) on investments                 (764,784)         (10,386)        (775,170)                      (775,170)

NET ASSETS                                      $2,528,231,872    $1,482,122,41   $4,010,354,287   0             $4,010,354,287
                                                                  5

NET ASSET VALUE:

Net Assets                                      $2,528,231,872    1,482,122,415   4,010,354,287                  4,010,354,287

Offering price and redemption price per share   $1.00             $1.00           $1.00                          $1.00

Shares outstanding                              $2,528,996,656    1,482,132,801   4,011,129,457                  4,011,129,457



PRIME FUND (FORMERLY DAILY MONEY FUND: MONEY MARKET PORTFOLIO)
CAPITAL RESERVES : MONEY MARKET PORTFOLIO
PRO FORMA COMBINING STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED
1/31/97
(UNAUDITED)

                                                                CAP RESERVES:                   PRO-FORMA           PRO-FORMA

                                            PRIME FUND          MONEY           COMBINED        ADJUSTMENTS         COMBINED
                                                                MARKET



INTEREST INCOME                             $139,487,046        $69,186,008     $208,673,054                        $208,673,054



EXPENSES

Management Fee                              $12,760,179         $6,273,612      $19,033,791     (9,530,268)   (a)   $9,503,523

Transfer agent fees-Daily Money Class       5,996,881                           5,996,881       (67,717)      (b)   5,929,164

Transfer agent fees-Capital Reserves Class                      3,210,496       3,210,496       (113,484)     (b)   3,097,012

Distribution fees-Daily Money Class         0                                   0               6,371,316     (a)   6,371,316

Distribution fees-Capital Reserves Class                        4,389,859       4,389,859       1,874,556     (a)   6,264,415

Accounting fees and expenses                242,537             144,741         387,278         (50,775)      (b)   336,503

Non-interested trustees' compensation       8,672               5,992           14,664          0                   14,664

Custodian fees and expenses                 65,047              29,003          94,050          0                   94,050

Registration fees-Daily Money Class                  250,632                    250,632         0                   250,632

Registration fees-Capital Reserves Class                        258,343         258,343         280,894       (c)   539,237

Audit                                       33,974              28,904          62,878          (22,878)      (b)   40,000

Legal                                       18,862              8,786           27,648          0                   27,648

Miscellaneous                               30,403              9,756           40,159          0                   40,159

   Total expenses before reductions         19,407,187          14,359,492      33,766,679      (1,258,356)         32,508,323

   Expenses reductions                      (2,819,676)         (1,938,606)     (4,758,282)     89,746        (d)   (4,668,536)

   Total expenses                           16,587,511          12,420,886      29,008,397      (1,168,610)         27,839,787

NET INTEREST INCOME                         122,899,535         56,765,122      179,664,657     1,168,610           180,833,267



REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments     (14,196)            55,529          41,333                              41,333

Net increase (decrease) in net assets       $122,885,339        $56,820,651     $179,705,990    1,168,610           $180,874,600
  resulting from operations






Prime Fund (Formerly Daily Money Fund:Money Market Portfolio)
Capital Reserves: Money Market Portfolio
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of January 31, 1997, and the unaudited Pro Forma Combining Statement of Operations for the twelve months ended January 31, 1997, are intended to present the financial condition and related results of operations of Prime Fund (formerly Daily Money Fund:
Money Market Portfolio) as if the reorganization with Capital Reserves:
Money Market Portfolio and the decrease in the expense limitation [see (d) below] had been consummated at February 1, 1996. Had the pro forma adjustments not included the effect of the decreased expense limitation, Pro Forma Combined Expense reductions would have been $3,540,942, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $179,705,673 and $179,747,005, respectively.
 The pro forma adjustments to these pro forma financial statements are comprised of:
 (a) Reflects the proposed changes in management fee and 12b-1 fee structures which are effective subject to shareholder approval. Shareholders of Prime Fund approved the changes at a special meeting held on May, 9, 1997. Changes to the fee structure of Capital Reserves:
  Money Market Portfolio will be effective upon commencement of the new class following the approval of the proposed reorganization.
 (b) Decrease in fees reflects an elimination of duplicate services.
 (c) Increase in fees reflects costs incurred as result of reorganization reduced by elimination of duplicate services.
 (d) Reflects reduction in expenses due to FMR's agreement to temporarily limit expenses of
  Treasury Fund: Capital Reserves Class to 0.90% of average net assets effective upon commencement of the new class following the approval of the proposed reorganization.
 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of October 31, 1996 and the separate semiannual unaudited financial statements as of April 30, 1997 of Prime Fund (formerly Daily Money Fund: Money Market Portfolio), and the separate annual audited financial statements as of July 30, 1996 and the separate semiannual unaudited financial statements as of January 31, 1997 of Capital Reserves: Money Market Portfolio which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.

Tax-Exempt Fund (formerly Daily Tax-Exempt Money Fund)
Capital Reserves: Municipal Money Market Portfolio
Pro Forma Combining Schedule of Investments as of
January 31, 1997
(Unaudited)

                                  Principal                                     Value
                                  Amount


                    Tax-Exempt    Cap Reserves:                 Tax-Exempt      Cap Reserves:
                    Fund          Muni MMkt       Combined      Fund            Muni MMkt       Combined

Alaska              $8,300,000                    $8,300,000    $8,300,000                      $8,300,000

Valdez
Marine
Terminal Rev.
Rfdg.
(Atlantic
Richfield Co.
Proj.) Series
1994 B,
3.65%,
VRDN

ALABAMA             2,000,000                     2,000,000     2,000,000                       2,000,000

Alabama Hsg.        3,000,000                     3,000,000     3,000,000                       3,000,000
Fin. Auth.
Multi-Family
Hsg. Rfdg.
Rev. (Rime
Village
Huntsville)Se
ries 1996 B,
3.55%
(FNMA
Guaranteed)
VRDN

Jefferson                         1,000,000       1,000,000                     1,000,000       1,000,000
County Swr.
Rev. Series
1995 A,
3.85%, LOC
Bayerische
Landesbank
Girozentale,
VRDN

Phenix City                       1,100,000       1,100,000                     1,100,000       1,100,000
Envir. Impt.
Rev. Bonds
(Mead Coated
Board Proj.)
Series 1988,
3.50%, tender
2/7/97, LOC
ABN-AMRO
Bank (AMT)

Roanoke Ind.                      400,000         400,000                       400,000         400,000
Dev. Board
Ind. Dev. Rev.
(Wehadkee/R
ock Mills
Proj.) Series
1992, 3.70%,
LOC
SunTrust
Bank, VRDN
(AMT)

Talladega Ind.
Dev. Rev.
(Wehadkee
Yarn Mills
Proj.) Series
1990, 3.70%,
LOC
SunTrust
Bank,
Atlanta,
VRDN
(AMT)

ARIZONA                           900,000         900,000                       900,000         900,000

Arizona Ed.         1,510,000                     1,510,000     1,510,000                       1,510,000
Loan Mktg.
Corp. Series
1991 A,
3.65%, LOC
Dresdner
Bank, A.G.,
Germany,
VRDN
(AMT)

Arizona                           200,000         200,000                       200,000         200,000
Health Facs.
Auth. Rev.
(Samcor 1986
Loan
Pool-Samarit
an Health
Care) 3.60%
(FGIC
Insured) (BPA
Chase
Manhattan
Bank) VRDN

Coconino                          1,000,000       1,000,000                     1,000,000       1,000,000
County Poll.
Cont. Corp.
Poll. Cont.
Rev. (Arizona
Pub. Svc. Co.
Navajo Proj.)
Series 1994
A, 3.75%,
LOC Bank of
America,
VRDN
(AMT)

Maricopa            1,600,000                     1,600,000     1,600,000                       1,600,000
County Poll.
Cont. Rev.
Bonds
(Southern
California
Edison Co.)
Series 1985
E, 3.50%,
tender 4/7/97

Maricopa            1,000,000                     1,000,000     1,000,000                       1,000,000
Poll. Cont.
Rev. (Arizona
Pub. Svc.)
Series 1994
E, 3.65%,
LOC Bank of
America NT
& SA, VRDN

Maricopa            1,000,000                     1,000,000     1,000,000                       1,000,000
Poll. Cont.
Rev. Series
1994 B,
3.65% LOC
Morgan
Guaranty
Trust Co.,
VRDN

Mesa Ind.                         1,000,000       1,000,000                     1,000,000       1,000,000
Dev. Auth.
Participating
VRDN, Series
1997 B,
3.65%
(Liquidity
Faciltiy
Caisse des
Depots et
Consignations
)

Phoenix Civic                     900,000         900,000                       900,000         900,000
Corp. Arpt.
Impt. Series
1995, 3.65%,
LOC
Landesbank
Hessen-Thuri
ngen, VRDN
(AMT)

Pima County                       1,000,000       1,000,000                     1,000,000       1,000,000
Ind. Dev.
Auth. (Tucson
Elec. Pwr. Co.
Proj.) Series
1990 A,
3.60%, LOC
Bankers Trust
Company,
VRDN
(AMT)

Pima County                       3,400,000       3,400,000                     3,400,000       3,400,000
School Dist.
#1 Series
1996 D,
3.75%
(Liquidity
Facility
Norwest Bank
NA,
Minnesota)

Pinal County        1,300,000                     1,300,000     1,300,000                       1,300,000
Ind. Dev.
Auth. Ind.
Dev.
Rev.(Sunbelt
Refining Co.
LP Proj.)
Series 1988,
3.65%, LOC
Bankers Trust
Company,
VRDN
(AMT)

Pinal County
Ind. Dev. Poll.
Cont. Rev.
(Magna
Copper Co.
Proj.) Series
1984, 3.70%,
LOC Nat'l.
Westminster
Bank PLC,
VRDN

ARKANSAS            1,575,000                     1,575,000     1,575,000                       1,575,000

Arkansas                          2,500,000       2,500,000                     2,500,000       2,500,000
Hosp. Equip.
Fin. Auth.
Rev. (Baptist
Health Proj.)
Series 1995,
3.65%, LOC
Credit Suisse
First Boston,
VRDN

Clark County        900,000                       900,000       900,000                         900,000
Solid Waste
Disp. Rev.
(Reynolds
Metals Co.
Proj.) 3.60%,
LOC
SunTrust
Bank Atlanta,
VRDN
(AMT)

Univ. of
Arkansas
Rev. 3.65%,
LOC Credit
Suisse First
Boston,
VRDN

CALIFORNIA          1,400,000                     1,400,000     1,403,023                       1,403,023

Alameda             7,850,000     2,300,000       10,150,000    7,868,758       2,305,267       10,174,025
County
TRAN 4.50%
6/30/97

California          2,700,000                     2,700,000     2,709,677                       2,709,677
Gen. Oblig.
RAN Series
1996-97,
4.50%
6/30/97

California          1,000,000                     1,000,000     1,002,356                       1,002,356
School Cash
Reserves
Prog. TRAN
Series 1996
A, 4.75%
7/2/97

Fresno TRAN         1,000,000     1,000,000       2,000,000     1,001,973       1,001,973       2,003,946
4.50%
6/30/97

Los Angeles         2,000,000     1,000,000       3,000,000     2,004,291       1,003,052       3,007,343
Commty.
College Dist.
TRAN Series
1996-97,
4.50% 7/1/97

Los Angeles         3,100,000                     3,100,000     3,100,000                       3,100,000
County
TRAN Series
1996-97,
4.50%
6/30/97

Los Angeles         8,000,000                     8,000,000     8,016,228                       8,016,228
Reg'l. Arpt.
Impt. Corp.
Lease Rev.
(Los Angeles
Int'l./Air
France)
3.75%, LOC
Societe
Generale
France,
VRDN

Los Angeles         1,500,000                     1,500,000     1,505,127                       1,505,127
TRAN Series
1996, 4.50%
6/19/97

Oakland             1,300,000     1,000,000       2,300,000     1,303,810       1,002,931       2,306,741
TRAN Series
1996, 4.75%
6/30/97

Ventura
County
TRAN Series
1996, 4.75%
7/2/97

COLORADO            1,250,000                     1,250,000     1,250,000                       1,250,000

El Paso                           1,350,000       1,350,000                     1,350,000       1,350,000
County Gen.
Oblig.
Participating
VRDN, Series
1996 D,
3.75%,
(Liquidity
Facility
Norwest Bank
NA,
Minnesota)

Fort Collins                      575,000         575,000                       575,000         575,000
County Ind.
Dev. Rev.
(Phelps
-Tointon
Millwork
Proj.) Series
1993, 3.70%,
LOC Bank
One,
Milwaukee,
VRDN
(AMT)

Larimer             3,400,000                     3,400,000     3,400,000                       3,400,000
County
(Ultimate
Support Sys.)
Series 1995
B, 3.80%,
LOC Bank
One,
Colorado,
N.A., VRDN
(AMT)

Smith Creek
County
Metropolitan
Dist. Series
1995, 3.60%,
LOC
NationsBank
of TX, VRDN

DELAWARE                          1,000,000       1,000,000                     1,000,000       1,000,000

Delaware            1,150,000                     1,150,000     1,150,000                       1,150,000
Econ. Dev.
Auth. (Waste
Recovery
Proj.) Series
1996 B,
3.60%, LOC
Canadian
Imperial Bank
of Commerce,
VRDN
(AMT)

Delaware            6,800,000                     6,800,000     6,800,000                       6,800,000
Econ. Dev.
Auth.
Multi-Family
Rev.
(Schoolhouse
Trust
Prog./Americ
an Mtg.)
3.85%, LOC
Marine
Midland
Bank, VRDN

Delaware            4,710,000                     4,710,000     4,710,000                       4,710,000
Econ. Dev.
Auth. Rev.
(Hosp. Billing
& Collection
Svcs. Proj.)
Series 1985
B, 3.60%
(MBIA
Insured) (BPA
Morgan
Stanley
Group, Inc.)
VRDN

Delaware
Econ. Dev.
Auth. Rev.
(Peninsula
United
Methodist
Homes Inc.)
Series 1992
B, 3.55%,
LOC
CoreStates
Bank, VRDN

District of                       500,000         500,000                       500,000         500,000
Columbia

Metro.
Washington
Arpt. Port.
Auth. Bonds,
3.60%, tender
3/26/97, LOC
NationsBank,
N.A. (AMT)

FLORIDA                           775,000         775,000                       775,000         775,000

Dade County                       1,475,000       1,475,000                     1,475,000       1,475,000
Hsg. Fin.
Corp.
Participating
VRDN, Series
1991 A,
3.79%
(Liquidity
Facility Bank
One,
Colorado)
(AMT)

Dade County         2,170,000                     2,170,000     2,170,000                       2,170,000
Multi-Family
Hsg. Rev.
(Biscayne
View Apts.
Proj.) Series
1993, 3.80%
(Commonwea
lth Life
Insurance Co.
Guaranteed)
VRDN
(AMT)

Dade County         2,000,000                     2,000,000     2,000,000                       2,000,000
Seaport
Participating
VRDN, Series
PA-134,
3.50%
(Liquidity
Facility
Merrill Lynch
& Co.)

Florida Local       1,600,000     500,000         2,100,000     1,600,000       500,000         2,100,000
Gov't. Fin.
Commission.
Rev. Series A,
3.50%
4/11/97,  LOC
First Union
Nat'l. Bank,
CP

Florida Local       1,500,000                     1,500,000     1,500,000                       1,500,000
Gov't. Fin.
Commission.
Rev. Series A,
3.65%
2/26/97, LOC
First Union
Nat'l. Bank,
CP

Florida Muni.       1,000,000                     1,000,000     1,000,000                       1,000,000
Pwr. Agcy.
(Pooled Loan
Proj.) Series
A, 3.60%
2/21/97, LOC
First Union
Nat'l. Bank,
CP

Hillsborough        2,000,000     1,000,000       3,000,000     2,000,000       1,000,000       3,000,000
County Ind.
Dev. Auth.
Poll. Cont.
Rev. Rfdg.
(Tampa Elec.
County Proj.)
Series 1990,
3.65%,
VRDN

Jacksonville        5,500,000                     5,500,000     5,500,000                       5,500,000
Health Fac.
Auth.
Participating
VRDN, Series
1996 M,
3.60%
(Liquidity
Facility
Caisse des
Depots et
Cosignations)

Lee County                        800,000         800,000                       800,000         800,000
Hosp. Board
Hosp. Rev.
Bonds (Lee
Memorial
Hosp. Proj.)
Series 1992
B, 3.40%
tender
2/13/97, LOC
SunTrust
Bank

Okeechobee          2,500,000                     2,500,000     2,500,000                       2,500,000
County Solid
Waste Rev.
(Chambers
Waste Sys.)
Series 1992,
3.85%, LOC
Morgan
Guaranty
Trust Co. NY,
VRDN
(AMT)

St. Lucie           600,000                       600,000       600,000                         600,000
County Poll.
Cont. Rev.
Rfdg. Bonds
(Florida Pwr.
& Light Co.
Proj.) Series
1994 A,
3.60%, tender
2/21/97

Sunrise Util.       5,000,000                     5,000,000     5,000,000                       5,000,000
Sys.
Participating
VRDN, Series
SG-16,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Sunshine            1,400,000     1,000,000       2,400,000     1,400,000       1,000,000       2,400,000
State Gov't.
Fin.
Commission
Series 1994,
3.60%
2/20/97, CP

Sunshine                          2,000,000       2,000,000                     2,000,000       2,000,000
State Gov't.
Fing.
Commission
Bonds Series
1986, 3.55%,
tender 3/7/97

Sunshine
State Gov't.
Fing.
Commission
Bonds Series
1994, 3.60%,
2/19/97, CP

GEORGIA             2,785,000                     2,785,000     2,785,000                       2,785,000

Atlanta Gen.                      1,000,000       1,000,000                     1,000,000       1,000,000
Oblig.
Participating
VRDN, Series
SG-58,
3.60%
(Liquidity
Facility
Societe
Generale,
France)

Brunswick &         2,100,000                     2,100,000     2,100,000                       2,100,000
Glynn County
Dev. Auth.
(Georgia
Pacific Corp.
Proj.) Series
1996, 3.70%,
LOC
Commerzban
k, Germany,
VRDN
(AMT)

Burke County        1,500,000                     1,500,000     1,500,000                       1,500,000
Dev. Auth.
Poll. Cont.
Rev. (Georgia
Pwr. Co.)
Series 1994,
3.70%,
VRDN

Burke County        1,495,000                     1,495,000     1,495,000                       1,495,000
Dev. Auth.
Poll. Cont.
Rev. Bonds
(Oglethorpe
Pwr. Co.
Vogtle Proj.)
Series 1992
A, 3.60%,
tender
2/20/97, LOC
Credit Suisse
First Boston

Cherokee                          1,000,000       1,000,000                     1,000,000       1,000,000
County Wtr.
& Swr. Auth.
Participating
VRDN, Series
PA47B,
3.55% (MBIA
Insured)
(Liquidity
Facility
Merrill Lynch
& Co.)

Dekalb              1,000,000                     1,000,000     1,000,000                       1,000,000
County Hsg.
Auth.
Multi-Family
Hsg. Rev.
(Bryton Hill
Apts. Proj.)
Series 1996,
3.65%, LOC
PNC Bank,
Kentucky,
VRDN

Fulton              5,670,000                     5,670,000     5,670,000                       5,670,000
County Hsg.
Auth. Multi
Family Hsg.
Rev. Rfdg.
(Holcomb's
Landing Apts.
Proj.) 3.65%,
LOC First
Union Nat'l.
Bank, VRDN

Fulton              1,000,000                     1,000,000     1,000,000                       1,000,000
County Hsg.
Auth.
Multi-Family
Hsg. Rev.
Rfdg.
(Champions
Green Apts.
Proj./Saratoga
Association)
Series 1994
B, 3.60%,
LOC
Southtrust
Bank
Alabama,
VRDN

Fulton                            1,000,000       1,000,000                     1,000,000       1,000,000
County
Multifamily
Hsg. Rev.
Bonds
(Greenhouse
Holcomb
Bridge Apt)
3.60%
(FNMA Coll.)
VRDN

Georgia Muni                      400,000         400,000                       400,000         400,000
Elec. Auth.
Bonds  (Proj.
One) Series
1994 E,
3.60%, tender
3/10/97, LOC
ABN-AMRO
Bank

Georgia             3,000,000                     3,000,000     3,000,000                       3,000,000
Muni. Elec.
Auth. Bonds
(Gen.
Resolution
Proj.) Series
1987 A,
3.55%, tender
3/10/97

Georgia             1,500,000                     1,500,000     1,500,000                       1,500,000
Muni. Elec.
Auth.
Participating
VRDN, Series
SG-40,
3.60%
(Liquidity
Facility
Societe
Generale,
France)
(AMT)

Georgia                           145,000         145,000                       145,000         145,000
Muni. Elec.
Auth.
Subordinated
Bonds (Proj.
1) Series
1994 E,
3.50%, tender
4/8/97, LOC
ABN-AMRO
Bank

Pierce County       2,700,000                     2,700,000     2,700,000                       2,700,000
Ind. Dev. &
Bldg. Auth.
Rev.
(American
Egg Prods.
Inc. Proj.)
Series 1989,
3.70%, LOC
SunTrust
Bank Atlanta,
VRDN
(AMT)

Rockdale            1,700,000                     1,700,000     1,700,000                       1,700,000
County Hosp.
Auth. Rev.
Series 1994,
3.55%, LOC
SunTrust
Bank Atlanta,
VRDN

Savannah            1,400,000                     1,400,000     1,400,000                       1,400,000
Econ. Dev.
Auth. Rev.
Rfdg. (La
Quinta Motor
Inns) Series
1991, 3.60%,
LOCNationsB
ank, VRDN

Worth County
Ind. Dev.
Auth. Rev.
(Seabrook
Enterprises)
Series 1996
A, 3.55%,
LOC
SunTrust
Bank Atlanta

IDAHO               1,500,000                     1,500,000     1,500,000                       1,500,000

Caribou             3,000,000                     3,000,000     3,000,000                       3,000,000
County Poll.
Cont. Rev.
Rfdg.
(Monsanto
Co.) Series
1990, 3.50%,
VRDN

Idaho Health                      2,500,000       2,500,000                     2,505,890       2,505,890
Facs. Auth.
Rev. (St.
Lukes Reg.
Med. Ctr.)
3.70%, LOC
Credit Suisse
First Boston,
VRDN

Idaho TAN
Series 1996,
4.50%
6/30/97

ILLINOIS            2,800,000                     2,800,000     2,800,000                       2,800,000

Chicago Tax                       3,300,000       3,300,000                     3,300,000       3,300,000
Increment
Allocation
Rev.
(Stockyards
Southeast
Quad) Series
1996 B,
3.60%, LOC
Northern
Trust Co.
Chicago,
VRDN

Chicago O'          2,400,000     1,000,000       3,400,000     2,400,000       1,000,000       3,400,000
Hare Int'l.
Arpt. Rev.
Series 1988
A, 3.60%,
LOC
Bayerische
Landesbank
Girozentrale,
VRDN
(AMT)

Chicago             1,800,000                     1,800,000     1,800,000                       1,800,000
School
Reform
Participating
VRDN, Series
96-BB,
3.68%
(Liquidity
Facility Bank
of America
NT & SA)

Cook County         1,100,000                     1,100,000     1,100,000                       1,100,000
Rev. (Catholic
Charities
Hosp.) Series
1988 A-1,
3.55%, LOC
Nat'l.
Westminster
Bank, VRDN

Decatur Wtr.        2,945,000                     2,945,000     2,945,000                       2,945,000
Rev. Bonds
Series 1985,
3.55%, tender
3/12/97, LOC
Sumitomo
Bank Ltd.
Japan

East Hazel                        900,000         900,000                       900,000         900,000
Crest
Multi-Family
Hsg. Rev.
(I-80 &
Halstead
Proj.) Series
1985 A,
3.85%, LOC
Marine
Midland
Bank, VRDN

Illinois Dev.       1,410,000                     1,410,000     1,410,000                       1,410,000
Fin. Auth.
(Kindlon
Partners Proj.)
3.75%, LOC
LaSalle
National
Bank, VRDN
(AMT)

Illinois Dev.       10,000,000                    10,000,000    10,000,000                      10,000,000
Fin. Auth.
Mutil-Family
Hsg. Rev.
Rfdg.
(Garden Glen
Apts.) Series
1993, 3.70%,
VRDN

Illinois Dev.       1,400,000                     1,400,000     1,400,000                       1,400,000
Fin. Auth.
Poll. Cont.
Rev. Rfdg.
(Commonwea
lth Edison
Proj.) Series
1996 A,
3.65%
(AMBAC
Insured)
(Liquidity
Facility Bank
of New York)
VRDN

Illinois Dev.       1,000,000                     1,000,000     1,000,000                       1,000,000
Fin. Auth.
Rev.
(Presbyterian
Home Lake
Forest) Series
1996 A,
3.55%, LOC
LaSalle Nat'l.
Bank, VRDN

Illinois Edl.       2,000,000                     2,000,000     2,000,000                       2,000,000
Fac. Auth.
Rev. (Chicago
Children's
Museum)
Series 1994,
3.50%, LOC
Nat'l. Bank of
Detroit,
VRDN

Illinois Edl.       1,160,000                     1,160,000     1,160,000                       1,160,000
Facs. Auth.
Rev. (Art
Instiute of
Chicago)
Series 1996,
3.55%
(Liquidity
Facility Bank
of America,
Illinois)
VRDN

Illinois Edl.       400,000                       400,000       400,000                         400,000
Facs. Auth.
Rev. (Univ.
Pooled Prog.)
Series 1985,
3.50% (FGIC
Insured) (BPA
First Nat'l.
Bank
Chicago)
VRDN

Illinois Health     1,200,000                     1,200,000     1,200,000                       1,200,000
Facs. Auth.
Rev.
(Methodist
Med. Ctr.
Proj.) Series
1985 B,
3.65%, LOC
Sumitomo
Bank Ltd.
Japan, VRDN

Illinois Health                   400,000         400,000                       400,000         400,000
Facs. Auth.
Rev. Rfdg.
(Franciscan
Eldercare
Commty.
Svc.) Series
1996 C,
3.60%, LOC
LaSalle Nat'l.
Bank, VRDN

Illinois Hsg.       1,645,000                     1,645,000     1,645,000                       1,645,000
Dev. Auth.
Multi-Family
Hsg. Rev.
(Williamsburg
Apt. Proj.)
Series 1991,
3.60%, LOC
Landesbank
Hessen-Thuri
ngen, VRDN

Illinois Reg.                     1,000,000       1,000,000                     1,000,000       1,000,000
Trans. Auth.
Participating
VRDN, Series
SG-10,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Illinois Reg.       1,000,000                     1,000,000     1,000,000                       1,000,000
Trans. Auth.
Participating
VRDN, Series
SG-19,
3.65%
(Liquidity
Facility
Societe
Generale,
France)
(AMT)

Illinois Reg.       3,375,000                     3,375,000     3,375,000                       3,375,000
Trans. Auth.
Participating
VRDN, Series
SG-82,
3.60%
(Liquidity
Facility
Societe
Generale)

Lombard Ind.        1,100,000                     1,100,000     1,100,000                       1,100,000
Proj. Rev.
Rfdg. (B&H
Partnership
Proj.)
3.925%, LOC
Comerica
Bank-Detroit,
VRDN

Mundelein           1,785,000                     1,785,000     1,785,000                       1,785,000
Ind. Dev. Rev.
Rfdg. (1200
Town Line
Rd. Proj.)
3.50%, LOC
Harris Trust
& Saings
Bank, VRDN

Schaumburg          2,000,000                     2,000,000     2,000,000                       2,000,000
Ind. Dev. Rev.
Rfdg. (La
Quinta Motor
Inns Inc.
Proj.) 3.60%,
LOC
NationsBank,
VRDN

Schaumburg          1,200,000                     1,200,000     1,200,000                       1,200,000
Gen. Oblig.
Rev. Series
1996 A,
3.55% (BPA
Credit Suisse
First Boston)
VRDN

Springfield         1,000,000                     1,000,000     1,000,000                       1,000,000
Commty.
Impt. Rev.
(Kent Family,
Inc. Proj.)
3.55%, LOC
PNC Bank
N.A., VRDN

Winnebago
County Rev.
(Mill Proj.)
Series 1996,
3.60%, LOC
Bank One,
Chicago,
VRDN

INDIANA             1,000,000                     1,000,000     1,004,130                       1,004,130

Carmel Clay         2,585,000                     2,585,000     2,585,000                       2,585,000
School Dist.
TAN 4.25%
12/31/97

Indiana Ed.         1,000,000                     1,000,000     1,000,000                       1,000,000
Facs. Auth.
Rev.
(Tri-State
Univ., Inc.
Proj.) 3.60%,
LOC Bank
One,
Indianapolis,
VRDN

Indiana Trans.                    1,500,000       1,500,000                     1,500,000       1,500,000
Fin. Auth.
Participating
VRDN, Series
BT-218,
3.65%,
Liquidity
Facility
Bankers Trust
Co.

Indianapolis        3,110,000                     3,110,000     3,110,000                       3,110,000
Gas Util. Sys.
(Citizens Gas
& Coke)
3.55%
3/27/97
(Liquidity
Facility NBD
Bank, NA
Indiana) CP

Noblesville                       650,000         650,000                       650,913         650,913
Econ. Dev.
Rev. Rfdg.
(River's Edge
Apt. Proj.)
Series 1992,
3.60%, LOC
Bank One,
VRDN

Portage             2,400,000                     2,400,000     2,400,000                       2,400,000
Township
School Trans.
TAN 3.86%
12/31/97

Purdue Univ.        5,100,000                     5,100,000     5,100,000                       5,100,000
Rev. (Student
Fees) Series
H, 3.40%,
VRDN

Sullivan Poll.      700,000                       700,000       700,000                         700,000
Cont. Rev.
Bonds
(Hoosier
Energy Elec.
Coop.) Series
1985 L-4,
3.50%, tender
3/24/97

Sullivan Poll.
Cont. Rev.
Bonds
(Hoosier
Energy Elec.
Coop.) Series
1985-L 3,
3.50%, tender
3/10/97

IOWA                1,100,000                     1,100,000     1,100,000                       1,100,000

Iowa Hsg.                         1,000,000       1,000,000                     1,004,448       1,004,448
Fin. Auth.
Multi-Family
Hsg.
Rev.(Small
Bus. Loan
Prog.) Series
1985 A,
3.60%, LOC
Federal Home
Loan Bank,
VRDN

Iowa School
Corp. TRAN,
Series
1996-97 A,
4.75%
6/27/97 (FSA
Insured)

KANSAS              4,665,000                     4,665,000     4,665,000                       4,665,000

Burlington                        600,000         600,000                       600,000         600,000
Poll. Cont.
Bonds
(Kansas Elec.
Pwr.) Series
1985 C-1,
3.60% tender,
2/19/97

Butler County       1,690,000                     1,690,000     1,690,000                       1,690,000
Solid Waste
Disposal Fac.
(Texaco Inc.)
Series 1994
A, 3.80%,
VRDN
(AMT)

Olathe Edl.
Facs. Rev.
(College
Assoc. Pooled
Ed. Loan
Prog.) Series
1989 A,
3.50%, LOC
Midland Bank
PLC, VRDN

KENTUCKY                          700,000         700,000                       700,000         700,000

Cynthiana           1,600,000                     1,600,000     1,600,000                       1,600,000
Ind. Dev. Rev.
(E.D. Bullard
Co. Proj.)
3.75%, LOC
NationsBank,
NA, VRDN
(AMT)

Georgetown          1,200,000                     1,200,000     1,200,000                       1,200,000
Ed. Inst. Rev.
(Georgetown
College Proj.)
Series 1992,
3.55%, LOC
PNC Bank
N.A., VRDN

Jefferson
County Poll.
Cont. Rev.
Bonds
(Louisville
Gas & Elec.
Co.) Series
1993 A,
3.60%, tender
2/21/97

LOUISIANA           7,320,000                     7,320,000     7,320,000                       7,320,000

Jefferson           2,185,000                     2,185,000     2,185,000                       2,185,000
Parish Hosp.
Rev. (W.
Jefferson
Med. Ctr.
Dist. #1)
Series 1986,
3.55%, LOC
Rabobank
Nederland,
N.V., VRDN

Louisiana                         1,500,000       1,500,000                     1,500,000       1,500,000
Pub. Facs.
Auth. Wtr.
Rev. Rfdg.
(Louisiana
Wtr. Co.
Proj.) Series
1993, 3.60%,
LOC Bank
One Texas,
VRDN

Plaquemines         2,000,000                     2,000,000     2,000,000                       2,000,000
Parish Envir.
Rev. Rfdg.
(BP
Exploration &
Oil, Inc.)
Series 1995,
3.75%,
VRDN
(AMT)

West Baton                        200,000         200,000                       200,000         200,000
Rouge Parish
Ind. Dev. Rev.
Bonds (Dow
Chemical #3)
3.50%, tender
4/1/97

West Baton          1,000,000                     1,000,000     1,000,000                       1,000,000
Rouge Parish
Ind. Dist. #3
Rev. (Dow
Chemical Co.
Proj.) Series
1993, 3.80%,
VRDN
(AMT)

West Baton
Rouge Parish
Ind. Dist. #3
Rev. Bonds
(Dow
Chemical Co.
Proj.) Series
1991, 3.55%,
tender
3/13/97

MARYLAND            1,300,000                     1,300,000     1,300,000                       1,300,000

Baltimore                         570,000         570,000                       570,000         570,000
County Hsg.
Mtg. Rev.
(Spring Hill
Apt.) Series
1991, 3.55%,
LOC
Sumitomo
Bank Ltd.
Japan, VRDN

Baltimore           1,500,000                     1,500,000     1,500,000                       1,500,000
Econ. Dev.
Rev.
(Rock-Tenn
Converting
Co.) Series
1987, 3.70%,
LOC
SunTrust
Bank Atlanta
, VRDN
(AMT)

Baltimore
Rev. Rfdg.
Participating
VRDN, Series
SG-20,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Massachusett        2,000,000                     2,000,000     2,002,374                       2,002,374
s

Massachusett
s Gen. Oblig.
BAN Series
1996 A,
4.25%
6/10/97

MICHIGAN            3,100,000     1,000,000       4,100,000     3,104,026       1,001,299       4,105,325

Detroit             1,700,000                     1,700,000     1,700,000                       1,700,000
School Dist.
RAN 4.50%
5/1/97

Michigan                          980,000         980,000                       980,000         980,000
Hosp. Fin.
Auth. Rev.
(Hosp. Equip.
Loan Prog.)
Series 1995
A, 3.60%,
LOC First of
America
Bank-Michig
an, VRDN

Michigan                          1,000,000       1,000,000                     1,002,403       1,002,403
Hsg. Dev.
Auth.
Participating
VRDN, Series
PT-58, 3.70%
(Liquidity
Facility Credit
Suisse First
Boston
(AMT)

Michigan            2,500,000                     2,500,000     2,500,000                       2,500,000
Muni. Auth.
RAN Series
1996 A,
4.50% 7/3/97

Michigan            1,500,000                     1,500,000     1,500,000                       1,500,000
Strategic
Fund Ind.
Dev. Rev.
(Michigan
Sugar
Co.-Croswell
Proj.) 3.55%,
LOC
SunTrust
Bank Atlanta,
VRDN

Michigan            1,000,000                     1,000,000     1,000,000                       1,000,000
Strategic
Fund Ltd.
Oblig. Rev.
(Michigan
Sugar
Co.-Caro
Proj.) Series
1991, 3.55%,
LOC
SunTrust
Bank Atlanta,
VRDN

Michigan            3,500,000                     3,500,000     3,500,000                       3,500,000
Strategic
Fund Poll.
Cont. Rev.
(Dow
Chemcial
Proj.) Series
1986, 3.50%,
tender
2/28/97

Michigan
Strategic
Fund Poll.
Cont. Rev.
Rfdg.
(Consumers
Pwr. Co.
Proj.)  Series
1988 A,
3.65%, LOC
Union Bank
of
Switzerland,
VRDN

MINNESOTA           5,000,000                     5,000,000     5,000,000                       5,000,000

Becker Poll.        2,000,000                     2,000,000     2,000,000                       2,000,000
Cont. Rev.
Bonds
(Northern
States Pwr.
Co.
Sherbourne
County)
Series1993-B
, 3.60%,
tender
2/25/97

Bloomington         2,335,000                     2,335,000     2,335,000                       2,335,000
Port Auth.
Spl. Tax Rev.
Rfdg. Bonds
(Mall of
America
Proj.) 3.60%
(FSA Insured)
VRDN

Olmsted             2,000,000                     2,000,000     2,000,000                       2,000,000
County (COP
Human
Services
Campus
Infrastructure
Proj.) 3.60%,
LOC Toronto
Dominion
Bank, VRDN

Red Wing            1,200,000                     1,200,000     1,200,000                       1,200,000
Poll. Cont.
Rev.
(Northern
States Pwr.
Co.) 3.65%,
VRDN

Rochester           1,250,000     1,000,000       2,250,000     1,250,000       1,000,000       2,250,000
Health Care
Facs. Rev.
Bonds (Mayo
Med. Center.)
3.60%, tender
2/11/97

St. Paul Hsg.
and Redev.
Auth.
(Children's
Health Care)
Series 1996
E, 3.75%
(FSA Insured)
(Liquidity
Facility
Norwest Bank
NA,
Minnesota)

MISSISSIPPI         1,000,000                     1,000,000     1,000,000                       1,000,000

Mississippi
Bus. Fin.
Corp. Rev.
(Mississippi
Coll. Proj.)
Series 1996,
3.55%, LOC
NationsBank,
N.A. South,
VRDN

MISSOURI                          480,000         480,000                       480,000         480,000

Independence        4,000,000                     4,000,000     4,000,000                       4,000,000
Ind. Dev.
Auth.
(Interlock
Realty Co.
Proj.) 3.80%,
LOC Star
Bank, NA,
VRDN
(AMT)

Missouri            1,800,000                     1,800,000     1,800,000                       1,800,000
Health & Ed.
Facs.
(Lutheran
Senior Svcs. )
3.60%, LOC
LaSalle
Nat'l.Bank,
VRDN

St. Louis                         1,000,000       1,000,000                     1,003,336       1,003,336
Planned
Expansion
Auth. Ind.
Dev. Rev.
Rfdg.
(Alumax
Foils Proj.)
Series 1992 ,
3.50%, LOC
PNC Bank
N.A., VRDN

St. Louis           1,000,000                     1,000,000     1,003,537                       1,003,537
TRAN 4.75%
6/30/97

Univ. of
Missouri
BAN Series
1996-97,
4.75%
6/30/97

NEVADA              4,290,000                     4,290,000     4,290,000                       4,290,000

Clark County                      3,250,000       3,250,000                     3,250,000       3,250,000
Ind. Dev. Rev.
(Nevada Pwr.
Co. Proj.)
Series 1995
C, 3.60%,
LOC Barclays
Bank PLC
UK, VRDN

Clark County                      2,000,000       2,000,000                     2,000,000       2,000,000
Ind. Dev. Rev.
(Nevada Pwr.
Co.) Series
1995 A,
3.70%, LOC
Barclays
Bank PLC
UK, VRDN
(AMT)

Clark County        1,000,000     1,000,000       2,000,000     1,000,000       1,000,000       2,000,000
Poll. Cont.
Rev. Bonds
(Southern
California
Edison)
Series 1987
A, 3.45%,
tender
3/10/97
(AMT)

Clark County        3,200,000                     3,200,000     3,200,000                       3,200,000
School Dist.
Participating
VRDN, Series
BT 192,
3.70%
(Liquidity
Facility
Bankers Trust
Co.) VRDN

Nevada Muni.
Participating
VRDN, Series
962801,
3.68%
(Liquidity
Facility
Citibank)

NEBRASKA            3,070,000                     3,070,000     3,070,000                       3,070,000

Omaha Pub.
Pwr. Dist.
Elec. Sys.
Participating
VRDN, Series
1993 D,
3.55%
(Liquidity
Facility
Merrill Lynch
& Co. Inc.)

NEW                 1,000,000                     1,000,000     1,000,000                       1,000,000
HAMPSHIRE

New
Hampshire
Higher Ed. &
Health Facs.
Auth. Rev.
(St. Paul's
School)
3.50%, LOC
State Street
Bank & Trust
Co., Boston,
VRDN

NEW MEXICO          1,000,000     500,000         1,500,000     1,000,000       500,000         1,500,000

New Mexico
State Hwy.
Commission
Tax Rev.
Hwy. Bonds
Series 1996,
3.70%, tender
2/4/97 (FSA
Insured)
(Liquidity
Facility
Canadian
Imperial Bank
of
Commerce)

NEW JERSEY          2,000,000                     2,000,000     2,000,000                       2,000,000

New Jersey
Gen. Oblig.
Participating
VRDN, Series
943005,
3.63%
(Liquidity
Facility
Citibank)

NEW YORK                          1,461,000       1,461,000                     1,461,229       1,461,229

Hempstead           1,167,000                     1,167,000     1,167,895                       1,167,895
BAN 3.50%
2/28/97

Nassau              1,000,000                     1,000,000     1,000,000                       1,000,000
County BAN
4.50%
3/14/97

New York            15,150,000    4,000,000       19,150,000    15,195,111      4,012,474       19,207,585
City Muni.
Assistance
Corp. Bond
Series
BT-225,
3.30%, tender
2/20/97
(Liquidity
Facility
Bankers Trust
Co)

New York            3,000,000                     3,000,000     3,000,000                       3,000,000
City RAN
Series
1996-B,
4.50%
6/30/97

New York
State Pwr.
Auth. Bonds
3.70%, tender
3/1/97

NORTH                             800,000         800,000                       800,000         800,000
CAROLINA

Piedmont
Triad Arpt.
Auth. Spl.
Facs. Rev.
(Triad Int'l.
Maintenance
Corp. Proj.)
Series 1989,
3.75%, LOC
Mellon Bank
NA, VRDN
(AMT)

OHIO                1,000,000                     1,000,000     1,001,664                       1,001,664

Beavercreek         900,000                       900,000       901,683                         901,683
City BAN 4%
8/15/97

Chillicothe                       1,000,000       1,000,000                     1,003,284       1,003,284
Wastewtr.
Treatment
BAN 4.41%
9/19/97

Finneytown          400,000                       400,000       400,000                         400,000
BAN 4.38%
7/17/97

Hamilton                          900,000         900,000                       900,000         900,000
Health Sys.
Rev.
(Franciscan
Sisters) Series
1987 A,
3.75%, LOC
Sumitomo
Bank Ltd.
Japan, VRDN

Ohio Hsg.           1,000,000                     1,000,000     1,000,883                       1,000,883
Fin. Agcy.
Participating
VRDN, Series
96-6, 3.70%
(Liquidity
Facility Bank
of New York)
(AMT)

Toledo BAN
4.25%
5/15/97

OKLAHOMA            3,000,000                     3,000,000     3,000,000                       3,000,000

Cushing                           3,300,000       3,300,000                     3,300,000       3,300,000
Muni. Auth.
Correctional
Facs. Rev.
Series 1996,
3.65%, LOC
First Union
Nat'l Bank,
VRDN

Guymon Util.
Auth. Rev.
(Seaboard
Proj.) Series
1995, 3.70%,
LOC
SunTrust
Bank Atlanta
(AMT)

OREGON                            500,000         500,000                       500,000         500,000

Oregon Hsg.
& Commty.
Svcs. Dept.
Mtg. Bonds
(Single
Family Mtg.
Prog.) Series
K, 3.65%,
tender
12/11/97
(AMT)

PENNSYLVANIA        2,490,000                     2,490,000     2,490,000                       2,490,000

Allegheny           1,550,000                     1,550,000     1,550,000                       1,550,000
County Hosp.
Dev. Auth.
Rev. (St.
Margaret
Mem. Hosp.)
Series 1992
A, 3.70%,
LOC Mellon
Bank, VRDN

Allegheny                         350,000         350,000                       350,000         350,000
County Ind.
Dev. Auth.
Rev. (United
Jewish
Federation)
Series 1996
A, 3.55%,
LOC PNC
Bank N.A.,
VRDN

Berks County        560,000                       560,000       560,000                         560,000
Ind. Dev.
Auth. Facs.
Rev. (RAM
Industries,
Inc.) Series
1996, 3.95%,
LOC
CoreStates
Bank, VRDN
(AMT)

Berks County                      2,235,000       2,235,000                     2,235,000       2,235,000
Ind. Dev.
Auth. Rev.
(Construction
Fasteners
Proj.) Series
1996 A,
3.55%, LOC
CoreStates
Bank, VRDN

Bucks County                      1,210,000       1,210,000                     1,210,000       1,210,000
Ind. Dev.
Auth. Ind.
Dev . Rev.
(Double H
Plastics Inc.
Proj.) Series
1993, 3.95%,
LOC
CoreStates
Bank, VRDN
(AMT)

Bucks County                      750,000         750,000                       750,000         750,000
Ind. Dev.
Auth.Ind. Dev
 . Rev.
(Associates
Proj.) Series
1993, 3.95%,
LOC
CoreStates
Bank, VRDN
(AMT)

Carbon              1,200,000                     1,200,000     1,200,000                       1,200,000
County Ind.
Dev. Auth.
Resource
Recovery
Rev. Bonds
(Panther
Creek
Partners Proj.)
Series 1991
A, 3.60%,
tender 4/9/97,
LOC Nat'l.
Westminster
PLC (AMT)

Dauphin             2,500,000                     2,500,000     2,500,000                       2,500,000
County Gen.
Auth. Hosp.
Rev. (Reading
Hosp. & Med.
Ctr.) Series
1994 A,
3.60%,
VRDN

Delaware            1,700,000                     1,700,000     1,700,000                       1,700,000
Valley Reg.
Fin. Auth.
Local Gov't.
Rev. Series
1985 C,
3.60%, LOC
Midland Bank
PLC, VRDN

Delaware                          1,800,000       1,800,000                     1,800,000       1,800,000
Valley Reg.
Fin. Auth.
Local Gov't.
Rev. Series
1986, 3.60%,
LOC Marine
Midland
Bank, VRDN

Emmaus Gen.         2,200,000                     2,200,000     2,200,000                       2,200,000
Auth. Local
Gov't. Rev.
Series 1989
D-10, 3.60%,
LOC
Canadian
Imperial Bank
of Commerce,
VRDN

Montgomery          1,985,000                     1,985,000     1,985,000                       1,985,000
County
Higher Ed. &
Health Auth.
(Pottstown
Healthcare
Corp. Proj.)
Series 1992,
3.55%, LOC
CoreStates
Bank, VRDN

North               1,030,000                     1,030,000     1,030,000                       1,030,000
Lebanon
Township
Muni Auth.
Rev. (Grace
Commty. Inc.
Proj.) Series
1992 B,
3.55%, LOC
CoreStates
Bank, VRDN

Northern            5,000,000                     5,000,000     5,000,000                       5,000,000
Pennsylvania
Wtr. Auth.
Participating
VRDN, Series
SGA-30,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Northeastern        600,000                       600,000       600,000                         600,000
Hosp. & Ed.
Auth.
(Allhealth
Pool Fing.)
3.65%, LOC
Chase
Manhattan
Bank, VRDN

Pennsylvania                      250,000         250,000                       250,000         250,000
Econ. Dev.
Fin. Auth.
Econ Dev.
Rev.
(Lutheran
Youth &
Family Serv.)
Series 1993
A, 3.55%,
LOC PNC
Bank NA,
VRDN

Pennsylvania                      1,000,000       1,000,000                     1,000,000       1,000,000
Econ. Dev.
Fin. Auth.
Rev.  (Port
Erie Plastics
Proj.) Series
1989 D-9,
3.70%, LOC
PNC Bank
NA, VRDN
(AMT)

Pennsylvania                      435,000         435,000                       435,000         435,000
Econ. Dev.
Fin. Auth.
Rev.  (Sun
Star, Inc.
Proj.) Series
1994 A-5,
3.70%, LOC
PNC Bank
NA, VRDN
(AMT)

Pennsylvania                      1,500,000       1,500,000                     1,500,000       1,500,000
Econ. Dev.
Fin. Auth.
Rev. (ASK
Foods, Inc.)
Series A-1,
3.70%, LOC
PNC Bank
NA, VRDN
(AMT)

Pennsylvania        8,100,000     3,000,000       11,100,000    8,123,707       3,008,953       11,132,660
Econ. Dev.
Fin. Auth.
Rev:
(Dodge-Regu
pol, Inc. Proj.)
Series D-4,
3.70%, LOC
PNC Bank
NA, VRDN
(AMT)

Pennsylvania        1,000,000                     1,000,000     1,001,965                       1,001,965
TAN Series
1996-97,
4.50%
6/30/97

Philadelphia        1,000,000                     1,000,000     1,002,157                       1,002,157
School Dist.
TRAN Series
1996-97,
4.50%
6/30/97

Philadelphia        1,000,000                     1,000,000     1,000,000                       1,000,000
TRAN Series
1996-97,
4.50%
6/30/97

Pittsburgh          2,400,000                     2,400,000     2,400,000                       2,400,000
Wtr. & Swr.
Sys. Rev.
Participating
VRDN, Series
BT-181,
3.70%
(Liquidity
Facility
Bankers Trust
Co.)

Quakertown          2,000,000                     2,000,000     2,000,000                       2,000,000
Hosp. Auth.
Hosp. Rev.
(HPS Group
Pooled Fing.
Prog.) Series
1985 A,
3.55%, LOC
PNC Bank
NA, VRDN

Schuylkill                        1,000,000       1,000,000                     1,000,000       1,000,000
County Ind.
Dev. Auth.
Resource
Recovery
Rev.
(Gilberton
Pwr.) 3.55%,
LOC Mellon
Bank NA,
VRDN

Venango Ind.
Dev. Auth.
Resource
Recovery
Rev. Bonds
(Scrubgrass
Proj.) Series
1990 B,
3.50%, tender
3/25/97, LOC
Nat'l.
Westmister
Bank PLC
(AMT)

RHODE ISLAND                      1,800,000       1,800,000                     1,800,000       1,800,000

Rhode Island
Ind. Fac.
Corp. Ind.
Rev. (NFA
Corp Proj.)
3.90%, LOC
Bank of
Boston,
VRDN
(AMT)

SOUTH               1,000,000                     1,000,000     1,002,944                       1,002,944
CAROLINA

Cherokee                          1,125,000       1,125,000                     1,125,000       1,125,000
County
School Dist
#1 BAN 4%
9/10/97

Lexington                         700,000         700,000                       700,000         700,000
County
School Dist.
Gen. Oblig.
Bonds Series
1996, 5.75%
2/1/97

Marlboro                          2,000,000       2,000,000                     2,000,000       2,000,000
County Solid
Waste
Disposal Fac.
(Willamette
Ind. Inc.
Proj.) Series
1995, 3.65%,
LOC
Deutsche
Bank,
Germany,
VRDN
(AMT)

South               9,415,000                     9,415,000     9,415,000                       9,415,000
Carolina
Econ. Dev.
Rev. (Paxar
Corp. Proj.)
Series 1996,
3.70%, LOC
Wachovia
Bank of
Georgia,
VRDN
(AMT)

South               2,796,000                     2,796,000     2,796,000                       2,796,000
Carolina Hsg.
Fin. & Dev.
Auth.
Multi-Family
Hsg. Rev.
(Spartanburg
Oxford Proj.)
Series 1990
D, 3.75%,
(Continental
Casualty
Insurance Co.
Guaranteed)
VRDN

South               1,242,000                     1,242,000     1,242,000                       1,242,000
Carolina Pub.
Svc. Auth.
Rev. 3.50%
4/9/97, CP

South               3,000,000                     3,000,000     3,000,000                       3,000,000
Carolina Pub.
Svc. Auth.
Rev. 3.60%
2/21/97, CP

South               1,000,000                     1,000,000     1,000,000                       1,000,000
Carolina Pub.
Svc. Auth.
Rev. 3.60%
2/24/97, CP

South               2,400,000                     2,400,000     2,400,000                       2,400,000
Carolina Pub.
Svc. Auth.
Participating
VRDN Series
96C4001,
3.63%
(Liquidity
Facility
Citibank)

Walhalla Rev.       1,700,000                     1,700,000     1,700,000                       1,700,000
Rfdg.
(Avondale
Mills Inc.
Proj.) Series
1990, 3.55%,
LOC
SunTrust
Bank Atlanta,
VRDN

York County         4,000,000                     4,000,000     4,000,000                       4,000,000
Poll. Cont.
Rev.
(Carolina
Elec. Proj.)
Series 1984
N-2, 3.60%,
VRDN

York County
Poll. Cont.
Rev. Bonds
(North
Carolina Elec.
Co.) Series
1984 N-3,
3.80%, tender
3/15/97

SOUTH                             520,000         520,000                       520,000         520,000
DAKOTA

South Dakota
Hsg. Dev.
Auth.Particip
ating VRDN,
Series
PA-119,
3.70%
(Liquidity
Facility
Merrill Lynch
& Co.)
(AMT)

TENNESSEE           4,000,000                     4,000,000     4,000,000                       4,000,000

Clarksville                       800,000         800,000                       800,000         800,000
Pub. Bldg.
Auth. Pooled
Fing. Rev.
Series 1995,
3.55%, LOC
NationsBank,
N.A. South,
VRDN

Cookeville                        500,000         500,000                       500,000         500,000
Ind. Dev.
Board Ind.
Dev. Rev.
(Delbar
Products Inc.
Proj.) 3.70%,
LOC PNC
Bank NA,
VRDN
(AMT)

Memphis-Sh          4,100,000                     4,100,000     4,100,000                       4,100,000
elby County
Poll. Cont.
Rev.
(Birmingham
Steel) Series
1996, 3.70%,
LOC PNC
Bank NA,
Kentucky,
VRDN
(AMT)

Metropolitan        1,000,000                     1,000,000     1,000,000                       1,000,000
Nashville &
Davidson
County
Pooled Loan
Ed. Prog. Rev.
Series A,
3.55%, LOC
NationsBank,
VRDN

Montgomery          1,000,000                     1,000,000     1,000,000                       1,000,000
County Pub.
Bldg. Auth.
Pooled Fing.
Rev. 3.55%,
LOC
NationsBank
N.A. South,
VRDN

Montgomery                        2,000,000       2,000,000                     2,000,000       2,000,000
County Pub.
Bldg. Auth.,
3.55%, LOC
NationsBank
N.A.South,
VRDN

Morristown          1,000,000                     1,000,000     1,000,000                       1,000,000
Ind. Dev.
(Lakeway
Container Inc.
Proj.) Series
1993, 3.65%,
LOC First
Tennessee
Bank, NA,
VRDN
(AMT)

Nashville &         1,800,000                     1,800,000     1,800,000                       1,800,000
Davidson
Counties
Health & Ed.
Fin. Auth.
(Adventist
Health Sys.
Sunbelt)
Series 1996
A, 3.55%,
LOC
SunTrust
Bank, VRDN

Nashville           1,005,000                     1,005,000     1,005,000                       1,005,000
Metropolitan
Arpt. Auth.
Spl. Facs.
Rev.
(American
Airlines Proj.)
Series A,
3.65%, LOC
Credit Suisse
First Boston,
VRDN

Rutherford          1,300,000                     1,300,000     1,300,000                       1,300,000
County
(Cumberland
-Swan Inc.
Proj.) Series
1987, 3.55%,
LOC Third
Nat'l. Bank,
VRDN

Shelby                            2,465,000       2,465,000                     2,465,000       2,465,000
County Gen.
Oblig.
Participating
VRDN, Series
SGB-21,
3.65%
(Liqiudity
Facility
Societe
Generale,
France)

Tennessee                         1,000,000       1,000,000                     1,000,000       1,000,000
Hsg. Dev.
Agcy.
Homeowners
hip Prog.
Bonds Series
1996-1C,
3.25%, tender
2/6/97 (AMT)

Tennessee                         995,000         995,000                       995,000         995,000
Hsg. Dev.
Agcy.
Participating
VRDN, Series
PT-59B,
3.70%
(Liquidity
Facility Credit
Suisse First
Boston)
(AMT)

Trenton Ind.
Dev. Rev.
(Dyersburg
Fabrics Inc.)
Series 1990,
3.70%, LOC
SunTrust
Bank Atlanta,
VRDN
(AMT)

TEXAS               1,000,000                     1,000,000     1,000,000                       1,000,000

Austin Hsg.         750,000                       750,000       750,000                         750,000
Fin. Corp.
Multi-Family
Hsg. Rev.
(Riverchase
Proj.) Series
1985 A,
3.675%, LOC
Household
Finance
Corp., VRDN

Austin                            1,000,000       1,000,000                     1,000,000       1,000,000
Independent
School Dist.
TRAN
4.016%
8/29/97

Austin Util.                      960,000         960,000                       960,000         960,000
Sys. Rev.
Series A,
3.50%
3/20/97, LOC
Morgan
Guaranty
Trust Co., NY,
CP

Brazos              1,000,000                     1,000,000     1,000,000                       1,000,000
Harbor Ind.
Dev. Corp.
Bonds (Dow
Chemical
Corp.) Series
1986, 3.55%,
tender 4/9/97

Brazos River        1,000,000                     1,000,000     1,000,000                       1,000,000
Harbor
Navigation
Dist. Bonds
(Dow
Chemical
Corp.) Series
1991, 3.55%,
tender 4/9/97

Brazos River                      1,100,000       1,100,000                     1,100,000       1,100,000
Harbor
Navigation
Dist. Bonds
(Dow
Chemical
Corp.) Series
1991, 3.60%,
tender
3/12/97

Brazos River                      1,000,000       1,000,000                     1,000,000       1,000,000
Harbor
Navigation
Dist. of
Brazoria
County
Bonds (Dow
Chemical Co.
Proj.) Series
1993, 3.80%,
VRDN
(AMT)

Brazos River                      500,000         500,000                       500,000         500,000
Harbor
Navigation
Dist. of
Brazoria
County
Bonds (Dow
Chemical Co.
Proj.) Series
1988, 3.50%,
tender 3/6/97
(AMT)

Brazos River                      1,000,000       1,000,000                     1,000,000       1,000,000
Harbor
Navigation
Dist. of
Brazoria
County
Bonds (Dow
Chemical Co.
Proj.) Series
1988, 3.60%,
tender 5/6/97
(AMT)

Brazos River        2,750,000                     2,750,000     2,750,000                       2,750,000
Harbor
Navigation
Dist. of
Brazoria
County
Bonds (Dow
Chemical Co.
Proj.) Series
1992, 3.55%,
tender 3/7/97
(AMT)

Brazos River                      705,000         705,000                       706,098         706,098
Harbor
Navigation
Dist. Bonds
(Dow
Chemcial
Proj.) 3.60%,
tender
2/12/97

Cedar Hill          1,700,000                     1,700,000     1,700,000                       1,700,000
Independent
School
District Unltd.
Tax School
Bldg. and
Rfdg. Bonds
Series 1996,
4% 8/15/97

Dallas Area         1,000,000                     1,000,000     1,000,000                       1,000,000
Rapid Transit
Auth. Sales
Tax Rev.
Series A,
3.55%
3/25/97, LOC
CreditSuisse
First
Boston/Swiss
Bank, CP

Dallas Area                       2,250,000       2,250,000                     2,250,000       2,250,000
Rapid Transit
Auth. Sales
Tax Rev.
Series A,
3.60%
5/13/97, LOC
CreditSuisse
First
Boston/Swiss
Bank, CP

Dallas Area                       1,000,000       1,000,000                     1,000,000       1,000,000
Rapid Transit
Sales and Tax
Rev. Series A,
3.45%
3/24/97, LOC
Credit Suisse
First Boston,
CP

Denton Util.        1,350,000                     1,350,000     1,350,000                       1,350,000
Sys. Rev.
Rfdg.
Participating
VRDN, Series
SG-32,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

El Paso Ind.        1,300,000                     1,300,000     1,300,000                       1,300,000
Dev. Auth.
Rev. Rfdg.
(La Quinta
Motor Inns
Inc. Proj.)
Series 1991,
3.60%, LOC
NationsBank,
VRDN

Farmers             920,000                       920,000       920,000                         920,000
Branch Ind.
Dev. Corp.
Rev. Rfdg.
(PPG Ind. Inc.
Proj.) Series
1992, 3.65%,
VRDN

Goose Creek         1,500,000                     1,500,000     1,500,000                       1,500,000
Independent
School Dist.
TRAN
4.016%
8/29/97

Guadalupe-B                       1,000,000       1,000,000                     1,000,000       1,000,000
lanco River
Auth. Ind.
Dev. Rev.
(BOC Group
Inc. Proj.)
Series 1993,
3.60%, LOC
Wachovia
Bank of GA,
NA, VRDN

Gulf Coast                        2,000,000       2,000,000                     2,000,000       2,000,000
Waste
Disposal
Auth. Poll.
Cont. Rev.
(Amoco Oil
Co.) Series
1994, 3.75%,
VRDN
(AMT)

Gulf Coast                        400,000         400,000                       400,000         400,000
Waste
Disposal
Auth. Poll.
Cont. Rev.
Rfdg. Bonds
(Exxon Proj.)
3.45%, tender
3/20/97

Gulf Coast          1,000,000                     1,000,000     1,000,000                       1,000,000
Waste
Disposal
Auth. Rev.
(Amoco Oil
Co.) 3.75%,
VRDN
(AMT)

Harris County       1,000,000                     1,000,000     1,000,036                       1,000,036
Dev. Corp.
Rev. (Johann
Haltermann
Ltd.) Series
1996 A
3.60%, LOC
Texas
Commerce
Bank, NA
Houston,
VRDN

Hockley             1,000,000                     1,000,000     1,000,000                       1,000,000
County Ind.
Dev. Corp.
Poll. Cont.
Rev. Bonds
(Amoco Proj.)
3.75%, tender
3/1/97

Houston Wtr.        1,000,000                     1,000,000     1,000,000                       1,000,000
& Swr. Sys.
Rev. Series A,
3.65%
2/24/97
(Liqiudity
Facility
Westdeutsche
Landesbank/S
wiss Bank
Corp.) CP

Houston Wtr.        1,000,000                     1,000,000     1,000,000                       1,000,000
& Swr. Sys.
Participating
VRDN, Series
SG-77,
3.60%
(Liquidity
Facility
Societe
Generale,
France)

Houston Wtr.        2,000,000                     2,000,000     2,000,000                       2,000,000
& Swr. Sys.
Rev. Series A,
3.50%
2/20/97
(Liquidity
Facility
Westdeutsche
Landesbank/S
wiss Bank)
CP

Houston Wtr.        2,000,000                     2,000,000     2,000,000                       2,000,000
& Swr. Sys.
Rev. Series A,
3.50%
3/11/97
(Liquidity
Facility
Westdeutsche
Landesbank/S
wiss Bank)
CP

Houston Wtr.                      1,200,000       1,200,000                     1,200,000       1,200,000
& Swr. Sys.
Rev. Series A,
3.60%
3/10/97
(Liquidity
Facility
Westdeutsche
Landesbank/S
wiss Bank)
CP

Lamarque                          1,000,000       1,000,000                     1,000,000       1,000,000
Independent
School
District
TRAN Series
1996, 4.167%
8/29/97

Mineral Wells       1,700,000                     1,700,000     1,700,000                       1,700,000
Ind. Dev. Rev.
(Ameron Inter
Corp.) 3.60%,
LOC
Commerzban
k, Germany,
VRDN
(AMT)

Pantego Ind.                      1,000,000       1,000,000                     1,000,000       1,000,000
Dev. Corp.
(Minyard
Properties)
Series 1984,
3.75%, LOC
Citibank,
VRDN

Port of                           1,000,000       1,000,000                     1,000,000       1,000,000
Corpus
Christi Ind.
Dev. Corp.
(Citgo
Petroleum
Proj.) Series
1996, 3.80%,
LOC Banque
Nationale de
Paris, VRDN
(AMT)

Port of                           3,200,000       3,200,000                     3,200,000       3,200,000
Corpus
Christi Waste
Rev. (Coastal
Refining &
Mktg.)
3.65%, LOC
Banque
Nationale de
Paris, VRDN
(AMT)

San Antonio         1,000,000                     1,000,000     1,000,000                       1,000,000
Hsg. Fin.
Auth. Rev.
(Braesview
Apts. Proj.)
3.60%, LOC
Swiss Bank
Corp., VRDN
(AMT)

San Antonio         2,100,000                     2,100,000     2,100,000                       2,100,000
Wtr. Rev.
Participating
VRDN, Series
1996, 3.63%
(Liquidity
Facility
Citibank)

Tarrant             2,240,000                     2,240,000     2,240,000                       2,240,000
County Hsg.
Fin. Auth.
Multi-Family
Hsg. Rev.
(Windcastle
Proj.) 3.70%,
LOC Swiss
Bank Corp.,
VRDN

Texarkana           16,600,000    4,900,000       21,500,000    16,673,275      4,921,541       21,594,816
Ind. Dev.
Corp. Rev.
Rfdg. (La
Quinta Motor
Inns Inc.
Proj.) 3.60%,
LOC
NationsBank,
VRDN

Texas Gen.          3,000,000                     3,000,000     3,000,000                       3,000,000
Oblig. TRAN
Series 1996,
4.75%
8/29/97

Texas Muni.         4,100,000                     4,100,000     4,100,000                       4,100,000
Pwr. Agcy.
BAN 3.45%
4/7/97

Texas Muni.         1,000,000                     1,000,000     1,000,000                       1,000,000
Pwr. Agcy.
BAN 3.50%
4/8/97

Texas Muni.         2,500,000                     2,500,000     2,500,000                       2,500,000
Pwr. Agcy.
BAN 3.60%
2/21/97

Texas Muni.         2,000,000                     2,000,000     2,000,000                       2,000,000
Pwr. Agcy.
BAN 3.60%
2/18/97

Texas Small
Bus. Ind. Dev.
Corp. Rev.
(Pub. Facs.
Cap. Access
Prog.) 3.60%,
LOC
Nat'l.Westmi
nster Bank
PLC/ Credit
Suisse First
Boston,
VRDN

UTAH                5,000,000                     5,000,000     5,000,000                       5,000,000

Emery                             500,000         500,000                       500,000         500,000
County Poll.
Cont. Rev.
Rfdg.
(Pacificorp.
Proj.) Series
1994, 3.65%
(AMBAC
Insured)
VRDN

Salt Lake City      1,000,000                     1,000,000     1,000,000                       1,000,000
Arpt. Rev.
Series 1996
A, 3.60%,
LOC Union
Bank of
Switzerland,
VRDN
(AMT)

Timpanogos                        1,000,000       1,000,000                     1,000,000       1,000,000
Spl. Svc. Dist.
Participating
VRDN, Series
SG-83,
3.60%
(Liquidity
Facility
Societe
Generale,
France)

Utah Hsg.           1,000,000                     1,000,000     1,013,941                       1,013,941
Fin. Agcy.
Participating
VRDN, Series
PT-84B,
3.70%
(Liquidity
Facility
Rabobank
Nederland,
NV) (AMT)

Utah
Intermountain
Pwr. Agcy.
Pwr. Supply
Rev. Bond
7% 7/1/97

VIRGINIA                          1,000,000       1,000,000                     1,000,000       1,000,000

Frederick           3,100,000                     3,100,000     3,100,000                       3,100,000
County Ind.
Dev. Auth.
Rev. (Nat'l.
Wildlife
Federation
Proj.) Series
1996, 3.70%,
LOC
NationsBank,
VRDN
(AMT)

Louisa                            1,000,000       1,000,000                     1,000,000       1,000,000
County Ind.
Dev. Auth.
Rev. Series
1995, 3.55%,
LOC
NationsBank
NA, VRDN

Louisa Ind.                       1,320,000       1,320,000                     1,320,000       1,320,000
Dev. Auth.
Poll. Cont.
Rev. Bonds
(Virginia
Elec. Pwr. Co.
Proj.) Series
1984, 3.50%,
tender
3/20/97

Mecklenburg         7,492,000                     7,492,000     7,492,000                       7,492,000
County Ind.
Auth. Rev.
(American
Bldg. Co.
Proj.) 3.70%,
LOC LaSalle
Nat'l. Bank,
VRDN
(AMT)

Suffolk             2,500,000                     2,500,000     2,500,000                       2,500,000
Redev. &
Hsg. Auth.
Multi-Family
Rental Hsg.
Rev.
(Windsor at
Fieldstone
Proj.) 3.55%,
LOC
NationsBank,
VRDN

Virginia
Beach Dev
Auth. Rev.
Rfdg. (La
Quinta Inns)
Series 1993,
3.60%,
LOCNationsB
ank, VRDN

WASHINGTON                        2,680,000       2,680,000                     2,680,000       2,680,000

Algona Econ.        1,200,000                     1,200,000     1,200,000                       1,200,000
Dev. Corp.
Ind. Rev.
(Aitchison
Family
Partnership)
Series 1992,
3.70%,  LOC
Wells Fargo
Bank, VRDN
(AMT)

Kent Gen.           4,000,000                     4,000,000     4,000,000                       4,000,000
Oblig.
Participating
VRDN, Series
SGA-27,
3.65%
(Liqudity
Facility
Societe
Generale,
France)

Washington          1,000,000                     1,000,000     1,000,000                       1,000,000
Gen. Oblig.
Participating
VRDN Series
1993 C-A,
3.68%
(Liquidity
Facility
Citibank)

Washington          2,260,000                     2,260,000     2,260,000                       2,260,000
Gen. Oblig.
participating
VRDN Series
SGA-35,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Washington                        1,000,000       1,000,000                     1,000,000       1,000,000
Gen. Oblig.
Participating
VRDN Series
SGA-36,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Washington          900,000                       900,000       900,000                         900,000
Gen. Oblig.
Participating
VRDN Series
SGB-11,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Washington          2,774,400                     2,774,400     2,774,400                       2,774,400
Gen. Oblig.
Participating
VRDN Series
SGB-9,
3.65%
(Liquidity
Facility
Societe
Generale,
France)

Washington          10,600,000                    10,600,000    10,600,000                      10,600,000
Pub. Pwr.
Supply Sys.
(Nuclear Proj.
No.3)
Participating
VRDN Series
BT-126,
3.75% (BPA
Bankers Trust
Co.)

Washington
Pub. Pwr.
Supply Sys.
Participating
VRDN Series
94 B, 3.68%
(Liquidity
Facility
Citibank)

WEST                              1,500,000       1,500,000                     1,500,000       1,500,000
VIRGINIA

Wood County
Ind. Dev. Rev.
(AGA Gas
Inc. Proj.)
Series 1988,
3.60%, LOC
Svenska
Handelsbanke
n, VRDN
(AMT)

WISCONSIN                         840,000         840,000                       840,000         840,000

Appleton Ind.       1,000,000                     1,000,000     1,000,830                       1,000,830
Dev. Rev.
(Pensar Corp.
Proj.) Series
1993, 3.70%
LOC Bank
One
,Milwaukee,
VRDN
(AMT)

Beaver Dam                        2,000,000       2,000,000                     2,000,000       2,000,000
Unified
School Dist.
BAN 4.10%
10/14/97

City of Eau         1,000,000                     1,000,000     1,002,250                       1,002,250
Claire Solid
Wst. Disp.
Rev. (Pope &
Talbot Proj.)
Series 1994,
3.70%, LOC
Wachovia
Bank of
Georgia,
VRDN
(AMT)

Kenosha                           1,720,000       1,720,000                     1,720,000       1,720,000
Unified
School Dist.
TRAN 4.25%
9/26/97

Racine Ind.                       1,895,000       1,895,000                     1,895,000       1,895,000
Dev. Rev.
(Burlington
Graphic Sys.)
Series 1994,
3.70%, LOC
Bank One,
Milwaukee,
VRDN
(AMT)

River Falls
Ind. Dev. Rev.
(Quadion
Corp. Proj.)
3.70%, LOC
First Bank,
Minnesota,
VRDN
(AMT)

MULTIPLE            1,900,000                     1,900,000     1,900,000                       1,900,000
STATES

Florida Board       647,500                       647,500       647,500                         647,500
of Ed.
Participating
VRDN Series
96C0917,
3.68%
(Liquidity
FacilityCitiba
nk)

NCNB                2,782,035                     2,782,035     2,782,035                       2,782,035
Tax-Exempt
Trust
Participating
VRDN Series
1990 A,
4.125%, LOC
NationsBank
NA

Stephens            1,900,000                     1,900,000     1,900,000                       1,900,000
Equity Trust I
Participating
VRDN Series
1996, 3.68%,
LOC
Bayerische
Hypotheken

Texas Pub.                        2,153,291       2,153,291                     2,153,291       2,153,291
Fin. Auth.
Participating
VRDN Series
97C4301,
3.63%
(Liquidity
Facility
Citibank)

Clipper                           298,975         298,975                       298,975         298,975
Participating
VRDN Series
1995 1,
3.73%
(Liquidity
Facility State
Street Bank &
Trust Co.,
Boston )
(AMT)

Stephens
Equity Trust
#3
Participating
VRDN Series
1996, 3.78%,
LOC
Bayerische
Hypotheken-
und Weschel

OTHER                             6,022,151       6,022,151                     6,022,151       6,022,151

Municipal
Central Cash
Fund 3.50%
2/7/97

TOTAL                                                           $478,091,586    $150,869,508    628,961,094
INVESTMEN
TS



Tax-Exempt Fund (formerly Daily Tax-Exempt Money Fund)
Capital Reserves: Municipal Money Market Portfolio
Pro Forma Combining Statement of Assets and Liabilities as of
1/31/97
(Unaudited)


                                                TAX-EXEMPT FUND     CAP RESERVES:     COMBINED        PRO-FORMA     PRO-FORMA
                                                DAILY MONEY CLASS   MUNI. MONEY MKT                   ADJUSTMENTS   COMBINED

ASSETS

Investment in securities, at value

  - See accompanying schedule                   $478,091,586        $150,869,508      $628,961,094                  $628,961,094

Cash                                            395,875             21,837            417,712                       417,712

Receivable for investments sold                 16,415                                16,415                        16,415

Interest receivable                             3,457,042           1,075,726         4,532,768                     4,532,768

     TOTAL ASSETS                               481,960,918         151,967,071       633,927,989     0             633,927,989

LIABILITIES

Payable for investments purchased               $6,291,175                            $6,291,175                    $6,291,175

Share transactions in process                   0                   $165,746          165,746                       165,746

Distributions payable                           115,281             5,548             120,829                       120,829

Accrued management fee                          154,228             56,371            210,599                       210,599

Other payables and accrued expenses             116,540             90,197            206,737                       206,737

     TOTAL LIABILITIES                          6,677,224           317,862           6,995,086       0             6,995,086

NET ASSETS                                      $475,283,694        $151,649,209      $626,932,903    0             $626,932,903

Net Assets consist of :

Paid in capital                                 $475,389,822        $151,671,200      $627,061,022                  $627,061,022

Accumulated undistributed net realized

     gain (loss) on investments                 (106,128)           (21,991)          (128,119)                     (128,119)

NET ASSETS                                      $475,283,694        $151,649,209      $626,932,903    0             $626,932,903

NET ASSET VALUE:

Net Assets                                      $475,283,694        151,649,209       626,932,903                   626,932,903

Offering price and redemption price per share   $1.00               $1.00             $1.00                         $1.00

Shares outstanding                              475,389,822         151,671,200       627,061,022                   627,061,022



Tax-Exempt Fund (formerly Daily Tax-Exempt Money Fund)
Capital Reserves: Municipal Money Market Portfolio
Pro Forma Combining Statement of Operations For the Twelve Months Ended
1/31/97
(Unaudited)





                                    Tax-Exempt Fund            Cap Reserves:     Combined       Pro-Forma            Pro-Forma
                                    Daily Money Class          Muni. Money Mkt                  Adjustments          Combined

                                    $18,116,436                $4,908,950        $23,025,386                         $23,025,386

EXPENSES

Management Fee                      $2,538,433                 $675,374          $3,213,807     $(1,608,108)   (a)   $1,605,699

Transfer agent fees-Daily Money
Class                               918,453                                      918,453        (6,307)        (b)   912,146

Transfer agent fees-Capital Reserves
 Class                               278,457           278,457        (1,677)        (b)   276,780

Distribution fees-Daily Money Class                                             0              1,268,367      (a)   1,268,367

Distribution fees-Capital Reserves Class                      474,230           474,230        200,432        (a)   674,662

Accounting fees and expenses        105,038                    47,602            152,640        (37,482)       (b)   115,158

Non-interested trustees'
compensation                        1,142                      718               1,860          0                    1,860

Custodian fees and expenses         37,004                     11,245            48,249         0                    48,249

Registration fees-Daily Money Class                 193,121                      193,121        (34,154)       (b)   158,967

Registration fees-Capital Reserves Class                       76,206            76,206         (9,083)        (b)   67,123

Audit                               30,208                     24,743            54,951         (24,951)       (b)   30,000

Legal                              7,518                      618               8,136          0                    8,136

Miscellaneous                      1,027                      575               1,602          0                    1,602

   Total expenses before
reductions                          3,831,944                  1,589,768         5,421,712      (252,963)            5,168,749

   Expenses reductions              (536,554)                  (253,818)         (790,372)      127,339        (c)   (663,033)

   Total expenses                   3,295,390                  1,335,950         4,631,340      (125,624)            4,505,716

NET INTEREST INCOME                 14,821,046                 3,573,000         18,394,046     125,624              18,519,670

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
investments                         (96,454)                   (7,673)           (104,127)                           (104,127)

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS         $14,724,592                $3,565,327        $18,289,919    $125,624             $18,415,543



Tax-Exempt Fund (Formerly Daily Tax Exempt Money Fund)
Capital Reserves: Municipal Money Market Portfolio
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of January 31, 1997, and the unaudited Pro Forma Combining Statement of Operations for the twelve months ended January 31, 1997, are intended to present the financial condition and related results of operations of Tax-Exempt Fund (Formerly Daily Tax Exempt Money Fund) as if the reorganization with Capital Reserves: Municipal Money Market Portfolio and the decrease in the expense limitation [see (c) below] had been consummated at February 1, 1996. Had the pro forma adjustments not included the effect of the decreased expense limitation, Pro Forma Combined Expense reductions would have been $541,594, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $18,398,231 and $18,294,104, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
 (a) Reflects the proposed changes in management fee and 12b-1 fee structures which are effective subject to shareholder approval. Shareholders of Tax-Exempt Fund approved the changes at a special meeting held on May, 9, 1997. Changes to the fee structure of Capital
  Reserves: Municipal Money Market Portfolio will be effective upon commencement of the new class following the approval of the proposed reorganization.

 (b) Decrease in fees reflects an elimination of duplicate services.

 (c) Reflects reduction in expenses due to FMR's agreement to temporarily limit expenses of
  Tax-Exempt Fund: Capital Reserves Class to 0.90% of average net assets effective upon commencement of the new class following the approval of the proposed reorganization.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of October 31, 1996 and the separate semiannual unaudited financial statements as of April 30, 1997 of Tax-Exempt Fund (Formerly Daily Tax Exempt Money Fund), and the separate annual audited financial statements as of July 30, 1996 and the separate semiannual unaudited financial statements as of January 31, 1997 of Capital Reserves: Municipal Money Market Portfolio which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.